As filed with the Securities and Exchange Commission on November 2, 2009

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

FIRST AMERICAN INVESTMENT FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices)

(612) 303-7557

(Registrant’s Area Code and Telephone Number)

Michael W. Kremenak

FAF Advisors, Inc.

800 Nicollet Mall, BC-MN-H04N

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

James D. Alt

Dorsey & Whitney LLP

50 South Sixth Street, Suite 1500

Minneapolis, Minnesota 55402

Approximate Date of Proposed Public Offering:

As soon as possible following the effective date of this Registration Statement.

It is proposed that this filing become effective on

December 2, 2009 (30 days after filing) pursuant to Rule 488.

The title of securities being registered is common stock, par value $0.01 per share.

No filing fee is required because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

FIRST AMERICAN INVESTMENT FUNDS, INC.

800 Nicollet Mall

Minneapolis, MN 55402

December 11, 2009

Dear Shareholder:

As a shareholder of Arizona Tax Free Fund (the “Acquired Fund”), a series of First American Investment Funds, Inc. (“FAIF”), you are invited to vote on a proposal to combine the Acquired Fund into Tax Free Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), which is also a series of FAIF. The proposal will be voted on at a special meeting of shareholders to be held on January 14, 2010 (the “Meeting”). I would like to ask for your vote on this important proposal affecting your Acquired Fund, as described in the accompanying Prospectus/Proxy Statement.

The Acquired Fund’s objective is to provide maximum current income that is exempt from both federal income tax and Arizona state income tax, to the extent consistent with prudent investment risk. The Acquiring Fund’s objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk. Thus, while the Acquired Fund seeks income that is exempt from both federal income tax and Arizona state income tax, the Acquiring Fund seeks income that is only exempt from federal income tax. Consistent with their different investment objectives, under normal market conditions the Acquired Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt from federal and Arizona state income tax, while the Acquiring Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt only from federal income tax. With the exception of this one notable difference, the Funds’ investment strategies are identical.

FAF Advisors, Inc. (the “Advisor”) serves as the investment advisor to the Funds. Upon the recommendation of the Advisor and after review of the terms of the reorganization of the Funds (the “Reorganization”), the Board of Directors of FAIF (the “Board of Directors” or the “Board”) concluded that it is appropriate to combine the Acquired Fund into the Acquiring Fund. The Board observed that the Acquired Fund has experienced net outflows of $3.0 million over the past three years and that further outflows could result in the Advisor (i) having difficulty managing the Fund to its investment objective, and (ii) ceasing to waive fees to the extent it has in the past. The Board noted the Advisor’s analysis that prospects for future growth of the Acquired Fund are limited because the Lipper Arizona Municipal Debt category has experienced negative cash flows for the three years ended December 31, 2008 and that net cash flows through June 30, 2009 totaled only $0.8 million. In comparing the Funds’ performance, the Board noted that the Acquiring Fund outperformed the Acquired Fund for the three-month period ended July 31, 2009, but the Acquired Fund outperformed the Acquiring Fund over one-, three-, and five-year periods ended the same date. The Board considered, however, that the Acquired Fund’s outperformance was in large part due to its lower expense ratio, and that the lower expense ratio was a result of the Advisor’s large fee waivers for the Acquired Fund. As noted above, the Advisor will not commit to continue waiving fees for the Acquired Fund to the extent it has in the past. Moreover, as of September 30, 2009, the Acquiring Fund had outperformed the Acquired Fund on a year-to-date, one-year and five-year basis. The Board also observed that as of July 31, 2009 the Acquiring Fund had a yield of 5.14% compared with the Acquired Fund’s yield of 3.56%.

The Prospectus/Proxy Statement describes the proposed Reorganization. If the proposal is approved by shareholders, all the Acquired Fund’s assets will be acquired by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities. Each Acquired Fund shareholder will receive shares of the Acquiring Fund that are of the same class, and with the same total value, as their Acquired Fund shares. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the Reorganization.

THE BOARD OF DIRECTORS OF FAIF BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND, THE ACQUIRING FUND, AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Your vote is extremely important. You can vote quickly and easily by toll-free telephone call, by internet, or by mail by following the instructions that appear on your proxy card. Whether or not you expect to be present at the Meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call (800) 677-3863.

NOTE:    You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire Prospectus/Proxy Statement carefully before you vote.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Thomas S. Schreier, Jr.

President

IMPORTANT SHAREHOLDER INFORMATION

Within this package you will find the following:

•	Prospectus/Proxy Statement describing the proposed reorganization

•	The current prospectus of Tax Free Fund

•	The Agreement and Plan of Reorganization, attached as Appendix A

•	Proxy card

•	Business reply envelope

The Board of Directors of First American Investment Funds, Inc. (“FAIF”) (the “Board of Directors” or the “Board”) has unanimously approved the proposed reorganization described below and recommends that you vote in favor of the reorganization. The following questions and answers provide a brief overview of the reorganization proposal. The Board also encourages you to read the full text of the enclosed Prospectus/Proxy Statement carefully.

What am I being asked to vote on?

Shareholders of Arizona Tax Free Fund (the “Acquired Fund”), a series of FAIF, are being asked to consider and approve the proposed reorganization (the “Reorganization”) of the Acquired Fund into Tax Free Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), also a series of FAIF.

Why has the Board of Directors recommended that I vote in favor of the Reorganization?

The Board of Directors believes that the Reorganization is in the best interests of shareholders of the Acquired Fund, will not result in the dilution of the shareholders’ interests, and may provide several benefits to shareholders. The Board observed that the Acquired Fund has experienced net outflows of $3.0 million over the past three years and that further outflows could result in the Advisor (i) having difficulty managing the Fund to its investment objective, and (ii) ceasing to waive fees to the extent it has in the past. The Board noted the Advisor’s analysis that prospects for future growth of the Acquired Fund are limited because the Lipper Arizona Municipal Debt category has experienced negative cash flows for the three years ended December 31, 2008 and that net cash flows through June 30, 2009 totaled only $0.8 million. In comparing the Funds’ performance, the Board noted that the Acquiring Fund outperformed the Acquired Fund for the three-month period ended July 31, 2009, but the Acquired Fund outperformed the Acquiring Fund over one-, three-, and five-year periods ended the same date. The Board considered, however, that the Acquired Fund’s outperformance was in large part due to its lower expense ratio, and that the lower expense ratio was a result of the Advisor’s large fee waivers for the Acquired Fund. As noted above, the Advisor will not commit to continue waiving fees for the Acquired Fund to the extent it has in the past. The Board also observed that as of July 31, 2009 the Acquiring Fund had a yield of 5.14% compared with the Acquired Fund’s yield of 3.56%.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

The Acquired Fund’s objective is to provide maximum current income that is exempt from both federal income tax and Arizona state income tax, to the extent consistent with prudent investment risk. The Acquiring Fund’s objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk. Thus, while the Acquired Fund seeks income that is exempt from both federal income tax and Arizona state income tax, the Acquiring Fund seeks income that is only exempt from federal income tax.

Consistent with their different investment objectives, under normal market conditions the Acquired Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt from federal and Arizona state income tax, while the Acquiring Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt only from federal income tax. With the exception of this one notable difference, the Funds’ investment strategies are identical.

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The Funds are subject to many of the same risks, including active management risk, call risk, credit risk, futures risk, high-yield securities risk, income risk, interest rate risk, liquidity risk, municipal lease obligations risk, and political and economic risk. The Acquired Fund is subject to additional risk because it is a non-diversified fund, whereas the Acquiring Fund is diversified. A non-diversified fund may invest a larger portion of its assets in a smaller number of issuers than a diversified fund. As a result, a non-diversified fund may be more susceptible to any single economic, political or regulatory occurrence. Similarly, the Acquired Fund, because it principally invests in the securities of issuers located in a single state, will be disproportionately affected by political and economic conditions and developments in that state. A more detailed comparison of the investment objectives, principal investment strategies and risk factors of the Acquired Fund and the Acquiring Fund appears in the enclosed Prospectus/Proxy Statement.

Which class of shares will I receive in the Reorganization?

You will receive the same class of shares in the Acquiring Fund that you hold in the Acquired Fund.

What are the tax consequences of the Reorganization?

The Reorganization, if approved by the Acquired Fund’s shareholders, will not be a taxable event for federal income tax purposes. You will not realize any capital gain or loss as a result of the proposed Reorganization, although you may receive a distribution of ordinary income and/or net capital gains immediately before the Reorganization to the extent that the Acquired Fund has undistributed income and/or gain. Any distributions from interest income that are not tax-exempt will be taxable.

Who will pay the costs of the Reorganization?

The expenses associated with the Reorganization, including the expenses of preparing, filing, printing and mailing the enclosed Prospectus/Proxy Statement and of holding the shareholder meeting, will be borne by FAF Advisors, Inc. (the “Advisor”) so that no shareholder of either Fund will effectively bear these expenses.

Will Fund expenses remain the same?

Each Fund has the same contractual investment advisory fee. For the Funds’ most recently completed fiscal year, the gross expenses of the Acquired Fund were significantly higher, but the net expenses of the Acquired Fund were lower. The Acquired Fund’s net expenses were lower because of the Advisor’s fee waivers, and the Advisor will not commit to continue waiving the Acquired Fund’s fees to the extent it has in the past. Accordingly, it is expected that you will experience higher net expenses after the Reorganization as a shareholder of the Acquiring Fund than you did as a shareholder of the Acquired Fund. If there were no Reorganization, however, and the Advisor ceased waiving fees for the Acquired Fund, you would experience an even greater increase in net expenses.

Will I have the same shareholder privileges after the Reorganization?

Yes. You will continue to enjoy the same shareholder privileges as a shareholder of the Acquiring Fund that you currently have as a shareholder of the Acquired Fund.

When would the Reorganization take place?

The Reorganization proposal will be voted on at a special meeting of shareholders to be held on January 14, 2010. If all necessary approvals are obtained, the Reorganization will likely take place shortly thereafter.

Who will receive the proxy materials?

The proxy materials are being mailed to all persons and entities that held shares of record in the Acquired Fund on November 25, 2009. Please note that in some cases, record ownership of and/or voting authority over Acquired Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the proxy.

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Is there anything I need to do to convert my shares?

No. On the closing date of the Reorganization, your shares in the Acquired Fund automatically will be exchanged for shares in the Acquiring Fund. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the Acquired Fund shares that you hold immediately before the Reorganization.

Can I redeem my shares before the Reorganization takes place?

Yes. You can redeem your Acquired Fund shares at any time before the Reorganization takes place. In addition, if you hold on to your Acquired Fund shares and receive Acquiring Fund shares in the Reorganization, you then can redeem your Acquiring Fund shares. In either case, the redemption will be a taxable transaction. Your receipt of Acquiring Fund shares in the Reorganization will not itself be a taxable transaction.

Has the Board of Directors of FAIF approved the proposal?

Yes. The Board of Directors has approved the proposed Reorganization and recommends that you vote FOR the proposal.

When should I vote?

We would like to receive your vote as soon as possible. You may cast your vote:

By Phone: Please see the voting instructions on your proxy card. Call the toll-free number listed and follow the recorded instructions.

By the Internet: Visit the website listed on your proxy card. Once there, enter the control number located on your proxy card.

By Mail: The proxy cards must be marked with your vote and returned in the business reply envelope included in this package. If you misplaced your envelope, please mail your proxy card to:

The Altman Group

1200 Wall Street West

Lyndhurst, NJ 07071

Attn: Tabulation Department

Please read the full text of the enclosed Prospectus/Proxy Statement for further information. If you have questions, please call your investment professional or First American Funds at (800) 677-3863.

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FIRST AMERICAN INVESTMENT FUNDS, INC.

800 Nicollet Mall

Minneapolis, MN 55402

ARIZONA TAX FREE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 14, 2010

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the “Meeting”) of Arizona Tax Free Fund (the “Acquired Fund”), a series of First American Investment Funds, Inc. (“FAIF”), a Maryland corporation, will be held on January 14, 2010 at 10:00 a.m., Central time, at the offices of FAF Advisors, Inc., 3rd Floor — Room A, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purpose of the Meeting is to consider and act upon the following proposal and to transact any other business that properly comes before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization adopted by FAIF (the “Reorganization Plan”) providing for (a) the acquisition of all the assets of the Acquired Fund by Tax Free Fund (the “Acquiring Fund”), a series of FAIF, in exchange solely for shares of the Acquiring Fund, and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, followed by (b) the distribution of those Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund and (c) the Acquired Fund’s subsequent termination. A vote in favor of the Reorganization Plan will be considered a vote in favor of an amendment to FAIF’s Articles of Incorporation effecting the foregoing transactions.

The Board of Directors of FAIF has fixed the close of business on November 25, 2009 as the record date for determination of shareholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By Order of the Board of Directors

Kathleen L. Prudhomme

Secretary

Dated: December 11, 2009

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE AND RETURN YOUR PROXY CARD(S) PROMPTLY. EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. ALTERNATIVELY, YOU MAY VOTE VIA THE INTERNET OR TELEPHONE, AS INDICATED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FAIF AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion – Dated November 2, 2009

PROSPECTUS/PROXY STATEMENT

DATED DECEMBER 2, 2009

Relating to the Reorganization of Arizona Tax Free Fund, a series of

First American Investment Funds, Inc.

into Tax Free Fund, a series of

First American Investment Funds, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

(800) 677-3863

This Prospectus/Proxy Statement is being furnished to shareholders of Arizona Tax Free Fund (the “Acquired Fund”), a series of First American Investment Funds, Inc. (“FAIF”), in connection with the solicitation of proxies by the Board of Directors of FAIF (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on January 14, 2010, at 10:00 a.m., Central time, at the offices of FAF Advisors, Inc., and any adjournments thereof.

As more fully described in this Prospectus/Proxy Statement, the purpose of the Meeting is to consider and act upon the proposed Agreement and Plan of Reorganization (the “Reorganization Plan”) pursuant to which Tax Free Fund (the “Acquiring Fund”) would acquire all the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities (such exchange, together with distribution of the shares received in the exchange, as described in the following paragraph, is referred to in this Prospectus/Proxy Statement as the “Reorganization”). The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”

If the Reorganization is approved, shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, which will be terminated as a series of FAIF. Each shareholder of the Acquired Fund will be entitled to receive that number of full and fractional shares of the Acquiring Fund of the same class that he or she held in the Acquired Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares held as of the closing date of the Reorganization. The Reorganization is being structured as a tax-free reorganization. See “Information About the Reorganization — Federal Income Tax Considerations.” Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

A vote to approve the Reorganization Plan will be considered a vote in favor of an amendment to FAIF’s Articles of Incorporation (the “Articles”) effecting the Reorganization. The amendment is attached to the form of Reorganization Plan included as Appendix A to this Prospectus/Proxy Statement.

The Board of Directors has approved the proposed Reorganization. You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Fund are being asked to approve transactions that will result in their holding shares of the Acquiring Fund, this Prospectus/Proxy Statement also serves as a prospectus for the Acquiring Fund.

Each Fund is a separate series of FAIF, a Maryland corporation that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquired Fund is a non-diversified series of FAIF and the Acquiring Fund is a diversified series of FAIF. FAF

2

Advisors, Inc. (the “Advisor”) is the investment advisor for both of the Funds. The Acquired Fund’s objective is to provide maximum current income that is exempt from both federal income tax and Arizona state income tax, to the extent consistent with prudent investment risk. The Acquiring Fund’s objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

This Prospectus/Proxy Statement explains concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning the Funds and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

•	Prospectus relating to the Acquiring Fund dated October 28, 2009, including any supplements.

•	Prospectus relating to the Acquired Fund dated October 28, 2009, including any supplements.

•	Statement of Additional Information (“SAI”) relating to the Funds dated October 28, 2009, including any supplements.

•	Annual report relating to the Funds for the fiscal year ended June 30, 2009.

•	Statement of Additional Information, dated December 2, 2009, relating to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”).

The above-referenced prospectus, annual report, and SAIs are incorporated into this Prospectus/Proxy Statement by reference, which means that the information contained in those documents is legally considered to be part of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement is accompanied by a copy of the Acquiring Fund’s current prospectus (including any supplements). For a free copy of the other documents listed above, please call (800) 677-3863 or write to First American Investment Funds, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, the Funds’ prospectuses (which are incorporated herein by reference), and the Reorganization Plan (which is attached as Appendix A hereto). This summary may not contain all of the information that is important to you. Shareholders should read the entire Prospectus/Proxy Statement for more complete information.

The Proposed Reorganization

The Board of Directors considered and approved the Reorganization at a meeting of the Board held on September 15-17, 2009. The Reorganization would combine the Acquired Fund into the Acquiring Fund. The Reorganization is proposed to be accomplished pursuant to the Reorganization Plan, which provides for the acquisition of all the assets of the Acquired Fund by the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities.

If the Reorganization is approved, the Acquired Fund will cease to exist and the shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You will receive shares of the Acquiring Fund of the same class and with the same total value as the Acquired Fund shares you hold as of the closing date of the Reorganization.

The Acquired Fund’s objective is to provide maximum current income that is exempt from both federal income tax and Arizona state income tax, to the extent consistent with prudent investment risk. The Acquiring Fund’s objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk. Thus, while the Acquired Fund seeks income that is exempt from both federal income tax and Arizona state income tax, the Acquiring Fund seeks income that is only exempt from federal income tax.

Consistent with their different investment objectives, under normal market conditions the Acquired Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt from federal and Arizona state income tax, while the Acquiring Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt only from federal income tax. With the exception of this one notable difference, the Funds’ investment strategies are identical.

The Funds are subject to many of the same risks, including active management risk, call risk, credit risk, futures risk, high-yield securities risk, income risk, interest rate risk, liquidity risk, municipal lease obligations risk, and political and economic risk. The Acquired Fund is subject to additional risk because it is a non-diversified fund, whereas the Acquiring Fund is diversified. A non-diversified fund may invest a larger portion of its assets in a smaller number of issuers than a diversified fund. As a result, a non-diversified fund may be more susceptible to any single economic, political or regulatory occurrence. Similarly, the Acquired Fund, because it principally invests in the securities of issuers located in a single state, will be disproportionately affected by political and economic conditions and developments in that state. For more complete information regarding the investment objectives, principal investment strategies and principal risk factors of the Acquired Fund compared with those of the Acquiring Fund, please refer to the “Summary — Comparison of Fund Investment Objectives and Investment Strategies” and “Principal Risk Factors” sections below.

Each Fund currently offers Class A, Class C and Class Y shares. The Class A, Class C and Class Y shares of the Acquired Fund have identical characteristics to the Class A, Class C and Class Y shares, respectively, of the Acquiring Fund for which they will be exchanged. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other First American funds or to receive dividends and other distributions. No sales charges will be imposed on the issuance of the Acquiring Fund’s shares as a result of the Reorganization. For more information about the characteristics of the Funds’ different share classes, see “Additional Information about the Funds” below.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the Reorganization.

As described more fully below under “Information about the Reorganization — Reasons for the Reorganization,” the Board of Directors, which is composed solely of directors who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Directors”), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Reorganization Plan for approval by the Acquired Fund’s shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

Comparison of Fund Expenses

As an investor, you pay fees and expenses to buy and hold shares of a Fund. Shareholder fees are paid directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses that you may pay for buying and holding Class A, Class C and Class Y shares of the Acquired Fund and the Acquiring Fund. The “Unaudited Pro Forma Combined Acquiring Fund” column in each table below shows you what the fees and expenses are estimated to be, assuming the Reorganization is approved.

The tables below also compare the annual fund operating expenses as a percentage of average daily net assets for each Fund for its fiscal year ended June 30, 2009 and unaudited pro forma expenses, based on the annual fund operating expenses for the Acquiring Fund’s shares.

Shareholder Fees1 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)			Maximum Deferred Sales Charge (Load) (as a Percentage of Original Purchase Price or Redemption Proceeds, Whichever is Less)
	Class A2	Class C	Class Y	Class A3	Class C	Class Y
Acquired Fund	4.25%	None	None	None	1.00%	None
Acquiring Fund	4.25%	None	None	None	1.00%	None
Unaudited Pro Forma Combined Acquiring Fund	4.25%	None	None	None	1.00%	None

[1]

An annual account maintenance fee of $15 may be charged under certain circumstances. See “Policies and Services — Purchasing, Redeeming, and Exchanging Shares — Additional Information on Purchasing, Redeeming, and Exchanging Shares — Accounts with Low Balances” in the Funds’ prospectuses.

[2]

Investors may qualify for reduced sales charges. Generally, Class A share investments will qualify for a reduced sales charge if the amount of the purchase is from $50,000 to $999,999, and the sales charge will be eliminated if the purchase is $1 million or more.

[3]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge if they are sold within 18 months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Class A	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3]	Less Fee Waivers[4]	Net Expenses[4]
Acquired Fund	0.50%	0.25%	1.01%	0.03%	1.79%	(1.01)%	0.78%
Acquiring Fund	0.50%	0.25%[1]	0.29%	0.01%	1.05%	(0.29)%[1]	0.76%[1]
Unaudited Pro Forma Combined Acquiring Fund	0.50%	0.25%[1]	0.35%	0.01%	1.11%	(0.35)%[1]	0.76%[1]

Class C	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3]	Less Fee Waivers[4]	Net Expenses[4]
Acquired Fund	0.50%	0.65%	1.01%	0.03%	2.19%	(1.01)%	1.18%
Acquiring Fund	0.50%	0.65%	0.29%	0.01%	1.45%	(0.09)%	1.36%
Unaudited Pro Forma Combined Acquiring Fund	0.50%	0.65%	0.48%	0.01%	1.64%	(0.28)%	1.36%

Class Y	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3]	Less Fee Waivers[4]	Net Expenses[4]
Acquired Fund	0.50%	None	1.01%	0.03%	1.54%	(1.01)%	0.53%
Acquiring Fund	0.50%	None	0.29%	0.01%	0.80%	(0.09)%	0.71%
Unaudited Pro Forma Combined Acquiring Fund	0.50%	None	0.28%	0.01%	0.79%	(0.08)%	0.71%

[1]

The Advisor has contractually agreed to reimburse an amount of Class A share 12b-1 fees equal to 0.20% of average daily net assets for the Acquiring Fund through October 31, 2010. After such reimbursement, the net 12b-1 fee to be paid by the Acquiring Fund through October 31, 2010, as a percentage of daily net assets, is 0.05%.

[2]

In addition to the Funds’ total annual operating expenses that the Funds bear directly, the Funds’ shareholders indirectly bear the expenses of any other investment companies in which the Funds invest.

[3]

Total Annual Fund Operating Expenses are based on each respective Fund’s most recently completed fiscal year, absent any expense reimbursements or fee waivers. The Funds’ most recent annual report and financial highlights reflect the operating expenses of the Funds and do not include Acquired Fund (i.e., underlying funds) Fees and Expenses.

[4]

The Advisor has contractually agreed to waive fees and reimburse other fund expenses for the Acquired Fund through October 31, 2010 so that annual fund operating expenses, after waivers and excluding acquired fund (i.e. underlying funds) fees and expenses, do not exceed 0.75%, 1.15%, and 0.50%, respectively for Class A, Class C, and Class Y shares. The Advisor has contractually agreed to waive fees and reimburse other fund expenses for the Acquiring Fund through October 31, 2010 so that annual fund operating expenses, after waivers and excluding acquired fund (i.e. underlying funds) fees and expenses, do not exceed 0.75%, 1.35%, and 0.70%, respectively for Class A, Class C, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010 at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Board of Directors.

Examples of Fund Expenses

The examples below are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund, as well as the combined fund on a pro forma basis, assuming the Reorganization takes place. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Funds’ operating expenses remain the same. The fee waivers shown in the Annual Fund Operating Expense tables above are only reflected in the first year of each of the following time periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$501	$870	$1,263	$2,361
Acquiring Fund	$499	$717	$953	$1,628
Unaudited Pro Forma Combined Acquiring Fund	$499	$730	$978	$1,689

Class C	1 Year	3 Years	5 Years	10 Years
Acquired Fund (assuming redemption at end of period)	$220	$588	$1,082	$2,444
Acquiring Fund (assuming redemption at end of period)	$238	$450	$784	$1,728
Unaudited Pro Forma Combined Acquiring Fund (assuming redemption at end of period)	$238	$490	$865	$1,920
Acquired Fund (assuming no redemption at end of period)	$120	$588	$1,082	$2,444
Acquiring Fund (assuming no redemption at end of period)	$138	$450	$784	$1,728
Unaudited Pro Forma Combined Acquiring Fund (assuming no redemption at end of period)	$138	$490	$865	$1,920

Class Y	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$54	$387	$744	$1,748
Acquiring Fund	$73	$246	$435	$981
Unaudited Pro Forma Combined Acquiring Fund	$73	$244	$431	$970

Comparison of Fund Investment Objectives and Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Please review the table carefully.

As described below, the investment objective of the Acquired Fund is similar to the investment objective of the Acquiring Fund, but with a notable difference. A Fund’s objective may be changed without shareholder approval. If a Fund’s objective changes, you would be notified at least 60 days in advance. Please remember, there is no guarantee that either Fund will achieve its objective.

A Fund’s principal investment strategies are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund’s objective. You should be aware that each Fund may also use strategies to invest in securities that are not described in this Prospectus/Proxy Statement but that are described in its prospectus and/or SAI.

	Acquired Fund	Acquiring Fund
Investment Objective:	The Acquired Fund’s objective is to provide maximum current income that is exempt from both federal income tax and Arizona state income tax, to the extent consistent with prudent investment risk.	The Acquiring Fund’s objective to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Principal Investment Strategies:	Under normal market conditions, as a fundamental policy, the Acquired Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Arizona state income tax, including the federal alternative minimum tax.	Under normal market conditions, as a fundamental policy, the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

Each Fund

Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

Each Fund may invest in: • “general obligation” bonds; • “revenue” bonds; • participation interests in municipal leases; and • zero coupon municipal securities.

Each Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Advisor. However, each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, each Fund is not required to sell the security, but may consider doing so.

Each Fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Each Fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. Each Fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Additional Investment Strategies and Policies

In addition to the principal investment strategies of each Fund described above, each Fund may also engage in other types of investment practices, including:

Temporary Investments.    In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities that pay income that is subject to federal and state income tax. These investments may include money market funds advised by the Advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a Fund from achieving its investment objective.

Portfolio Turnover.    Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities. The “Financial Highlights” section of this Prospectus/Proxy Statement shows each Fund’s historical portfolio turnover rate.

Fundamental and Non-Fundamental Investment Restrictions. As set forth in the Funds’ SAI, the Funds are subject to the same fundamental and non-fundamental investment restrictions, except that the Acquiring Fund is subject to an additional fundamental investment restriction due to its status as a diversified series of FAIF. The Acquiring Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. Fundamental investment restrictions cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, as defined in the 1940 Act. Non-fundamental investment restrictions may be changed by the Board without a shareholder vote.

Additional information about each Fund’s investment strategies is set forth in each Fund’s prospectus and the Funds’ SAI. The Acquiring Fund’s prospectus is enclosed with this Prospectus/Proxy Statement. The Funds’ SAI is available upon request by calling (800) 677-3863.

Performance Comparison of the Funds

The performance information below compares the performance of the Acquired Fund to that of the Acquiring Fund. The bar charts and tables illustrate the variability of each Fund’s performance over time. Of course, past performance (before and after taxes) is not an indication of future results.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.

The tables compare the performance for each share class of the Funds over different time periods, before and after taxes, to that of the respective Fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and Fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. For Class A shares, the tables include returns both before and after taxes. For Class C and Class Y shares, the tables only include returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your tax situation and may differ from the returns shown below.

The bar charts and tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each Fund’s performance would be reduced.

Acquired Fund

                                    [CHART]

Average Annual Total Returns as of 12/31/08	Inception Date	One Year	Five Years	Since Inception
Class A (return before taxes)	2/1/00	(11.94)%	0.16%	3.66%
Class A (return after taxes on distributions)		(11.94)%	0.07%	3.58%
Class A (return after taxes on distributions and sale of Fund shares)		(6.32)%	0.79%	3.81%
Class C (return before taxes)	2/1/00	(9.24)%	0.63%	3.76%
Class Y (return before taxes)	2/1/00	(7.74)%	1.30%	4.43%
Barclays Capital Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)		(2.47)%	2.71%	5.08%
Lipper Arizona Municipal Debt Funds Category Average[3] (reflects no deduction for fees, expenses or taxes)		(9.89)%	1.18%	3.77%

[1]	Total return for the period from 1/1/09 through 9/30/09 was 19.80%.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Arizona.

Acquiring Fund

Average Annual Total Returns as of 12/31/08[2]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class C)
Class A (return before taxes)	11/18/96	(17.74)%	(1.31)%	1.91%	N/A
Class A (return after taxes on distributions)		(17.76)%	(1.40)%	1.83%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(10.00)%	(0.39)%	2.29%	N/A
Class C (return before taxes)	9/24/01	(15.48)%	(0.93)%	N/A	1.17%
Class Y (return before taxes)	11/18/96	(14.01)%	(0.25)%	2.56%	N/A
Barclays Capital Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)		(2.47)%	2.71%	4.26%	3.82%
Lipper General Municipal Debt Funds Category Average[4] (reflects to deduction for sales charges or taxes)		(9.02)%	0.55%	2.46%	2.02%

[1]	Total return for the period from 1/1/09 through 9/30/09 was 28.30%.

[2]	Performance presented prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund, a series of Firstar Funds, Inc., which merged with the Acquiring Fund on that date.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Represents funds that invest primarily in municipal debt issues in the top four credit ratings.

Additional Performance Information

Information concerning the factors that materially affected the performance of each Fund during its fiscal year ended June 30, 2009 is excerpted from the Funds’ annual report for such year and included in “Management’s Discussion of Fund Performance” below.

Form of Organization

Each Fund is a separate series of FAIF, a Maryland corporation that is registered as an open-end management investment company under the 1940 Act. The Acquired Fund is a non-diversified series of FAIF and the Acquiring Fund is a diversified series of FAIF. FAIF was incorporated in the State of Maryland on August 20, 1987, under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.” FAIF is organized as a series fund and currently issues 40 series, including each Fund. Each series of shares represents a separate investment portfolio with its own investment objective and policies.

Investment Advisory Services

Each Fund has the same investment advisor, FAF Advisors, Inc. Pursuant to an Investment Advisory Agreement with FAIF, the Advisor manages each Fund’s business and investment activities, subject to the authority of the Board of Directors.

The Advisor is located at 800 Nicollet Mall, Minneapolis, MN 55402. The Advisor is a subsidiary of U.S. Bank National Association (which, in turn, is a subsidiary of U.S. Bancorp). The Advisor provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2009, the Advisor had more than $100 billion in assets under management, including investment company assets of more than $85 billion.

Michael S. Hamilton has served as the primary portfolio manager for the Acquired Fund since September 2007 and Douglas J. White has co-managed the Acquired Fund since February 2000. Douglas J. White has served as the primary portfolio manager for the Acquiring Fund since November 2002 and Christopher L. Drahn has co-managed the Acquiring Fund since June 2007.

Portfolio Manager Biographies

Christopher L. Drahn, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1980.

Michael S. Hamilton, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1989.

Douglas J. White, CFA, Head of Tax Exempt Fixed Income, entered the financial services industry in 1983 and joined FAF Advisors in 1987.

Operations of the Acquiring Fund Before and After the Reorganization

Based on its review of each Fund’s investment portfolio, the Advisor believes that all of the assets held by the Acquired Fund will be consistent with the Acquiring Fund’s investment objective and policies and thus can be transferred to and held by the Acquiring Fund if the Reorganization Plan is approved for the Acquired Fund.

After the Reorganization, and in response to prevailing market conditions at such time, it is possible that the Acquiring Fund will make changes in portfolio holdings in an effort to adjust its portfolio or to respond to other market conditions. This may result in increased trading of securities, which may produce capital gains taxable to shareholders upon distribution and may result in increased trading costs for the Acquiring Fund.

Federal Income Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, FAIF will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders will not recognize taxable gain or loss as a direct result of the Reorganization. Each Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate tax basis in the Acquired Fund shares the shareholder constructively exchanges therefor, and the shareholder’s holding period for those Acquiring Fund shares will include its holding period for those Acquired Fund shares. In addition, the Acquiring Fund’s aggregate tax basis in the assets it receives from the Acquired Fund will be the same as the latter’s aggregate tax basis therein, and the Acquiring Fund’s holding period for those assets will include the Acquired Fund’s holding period therefor immediately before the Reorganization.

If the Acquired Fund sells securities prior to the closing of the Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that the Acquired Fund must make to its shareholders prior to that closing. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. See “Information about the Reorganization — Federal Income Tax Considerations” below for more detailed information about federal income tax considerations.

PRINCIPAL RISK FACTORS

As indicated above, the investment objective of the Acquired Fund is similar to the investment objective of the Acquiring Fund, but has a notable difference. The Funds are subject to most of the same risks, but the Acquired Fund is subject to additional risks because it is non-diversified and because it invests primarily in municipal securities issued by the state of Arizona and its local and political subdivisions, rather than investing in securities issued by municipalities located throughout the country. Set forth below are the principal risks of investing in the Acquired Fund and the Acquiring Fund. For both of the Funds, the value of your investment will change daily, which means you could lose money.

Risks Applicable to Both Funds

The following risks are applicable to both the Acquired Fund and the Acquiring Fund:

Active Management Risk.    Each Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions which are suited to achieving the Fund’s investment objective. Due to its active management, a Fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk.    Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk.    Each Fund is subject to the risk that the issuers of debt securities held by the Fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the Fund to sell. In adverse economic or other circumstances, issuers of lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Futures Risk.    The use of futures contracts exposes a Fund to additional risks and transaction costs. Risks inherent in the use of futures contracts include: the risk that securities prices, index prices, or interest rates will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund’s initial investment in that futures contract; and the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position. If a Fund uses futures contracts and the Advisor’s judgment proves incorrect, the Fund’s performance could be worse than if it had not used these instruments.

High-Yield Securities Risk.    Each Fund may invest in high-yield securities. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk.    Each Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Funds generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), in lower-yielding securities.

Interest Rate Risk.    Debt securities in the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each Fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.

Liquidity Risk.    Each Fund is exposed to liquidity risk because of its investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading may also lead to greater price volatility.

Municipal Lease Obligations Risk.    Each Fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Political and Economic Risks.    The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.

Risks Applicable to the Acquired Fund Only

Non-Diversification Risk.    The Acquired Fund is non-diversified. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the Acquired Fund’s assets may be invested in the securities of a limited number of issuers, the Acquired Fund’s portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.

Political and Economic Risks.    Although both Funds are subject to political and economic risks as described above, the Acquired Fund will be disproportionately affected by political and economic conditions and developments in Arizona.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Distribution of Shares

The distribution arrangements applicable to the Class A, Class C and Class Y shares of the Acquired Fund are identical to the distribution arrangements applicable to the Class A, Class C and Class Y shares, respectively, of the Acquiring Fund. Quasar Distributors, LLC (the “Distributor”) serves as the distributor for the Funds’ shares. The Distributor is a wholly owned subsidiary of U.S. Bancorp. The Distributor receives any front-end sales charges or contingent deferred sales charges paid in connection with the purchase or sale of Fund shares, as disclosed above under “Summary — Comparison of Fund Expenses,” and any fees paid by the Funds pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1”).

FAIF has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) that applies to the Class A and Class C shares of the Funds. Under the Distribution Plan, a Fund pays to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A and Class C shares. However, the Advisor has contractually agreed to reimburse an amount of Class A share 12b-1 fees equal to 0.20% of average daily net assets for the Acquiring Fund through October 31, 2010. The Distributor uses the shareholder servicing fees to compensate financial intermediaries for administrative services performed on behalf of the intermediaries’ customers. These intermediaries receive shareholder servicing fees of 0.25% of a Fund’s Class A and Class C share average daily net assets attributable to shares sold through them. For Class A shares, the Distributor begins to pay shareholder servicing fees to intermediaries immediately after a shareholder purchases shares. For Class C shares, the Distributor begins to pay shareholder servicing fees to intermediaries one year after a shareholder purchases shares, but only if the shareholder still holds the shares at that time.

The Funds also pay the Distributor a distribution fee under the Distribution Plan equal to 0.40% of a Fund’s Class C shares. The Distributor pays intermediaries that sell Class C shares a 0.40% annual distribution fee beginning one year after the shares are sold.

In both cases, intermediaries continue to receive 12b-1 fees for as long as the shareholder holds the shares. The Distributor receives no sales charges or Rule 12b-1 fees for distribution of the Class Y Shares.

In addition to the Rule 12b-1 fees paid by the Funds, the Advisor and/or the Distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amount of these payments may be significant, and may create an incentive for an intermediary or its representatives to recommend or sell shares of the Fund to an investor. These payments are not reflected in the fees and expenses listed above under “Summary — Comparison of Fund Expenses” because they are not paid by the Funds.

For more complete information concerning the distribution arrangements applicable to the Funds, including applicable fees and expenses, please see the Acquiring Fund’s prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund’s prospectus and the Funds’ SAI. For a copy the Funds’ SAI, which is incorporated by reference herein, call Investor Services at (800) 677-3863.

Purchase and Redemption Procedures and Exchange Privileges

The purchase and redemption procedures for the Acquired Fund are identical to those of the Acquiring Fund. Shares of the Funds may be purchased or redeemed on any day when the New York Stock Exchange is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. The purchase or redemption price for Fund shares will be based on that day’s net asset value per share if the order is received in proper form by the Funds, or an investment professional or financial institution authorized to accept orders on the Funds’ behalf, prior to the time the Funds calculate their net asset values.

Purchases of Class A shares are made at net asset value plus a front-end sales charge, which is reduced for larger purchases. There is no front-end sales charge on Class A share purchases of $1 million or more, but shareholders may be assessed a contingent deferred sales charge (“CDSC”) of 1% if they sell their shares within 18 months. Class C shares can be purchased at net asset value without a front-end sales charge. However, if shares are redeemed within 12 months of purchase, shareholders are assessed a contingent deferred sales charge of 1% of the value of the shares at the time of purchase or at the time of redemption, whichever is less. Class Y shares are sold at their net asset value per share without either a front-end sales charge or a CDSC.

Exchange privileges for the Acquired Fund are identical to those for the Acquiring Fund. Shares of the Funds generally may be exchanged for the same class of shares in any other First American fund, with certain exceptions, including:

•	Class A shares may be exchanged for Class Y shares of the same Fund or another First American fund if the shareholder subsequently becomes eligible to purchase Class Y shares.

•	If a shareholder is no longer eligible to hold Class Y shares, the shareholder may exchange those shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each Fund at the time of the exchange. When Class A shares of a Fund are exchanged for Class A shares of another First American fund, there is no front-end sales charge.

A Fund may change or cancel its exchange policies at any time. The Funds have the right to limit exchanges that are deemed to constitute short-term trading.

For more complete information concerning purchase and redemption procedures and exchange privileges, please see the Acquiring Fund’s prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund’s prospectus, and the Funds’ SAI. For a copy of the Funds’ SAI, which is incorporated by reference herein, call Investor Services at (800) 677-3863.

Dividends and Other Distributions

Dividends from a Fund’s net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, a Fund shareholder will begin to earn dividends on the next business day after the Fund receives the shareholder’s payment and will continue to earn dividends through the business day immediately preceding the day the fund pays the shareholder’s redemption proceeds. Dividends and capital gain distributions are reinvested in additional shares of the same Fund, unless the shareholder requests that distributions be reinvested in another First American fund or paid in cash.

Taxes

Federal Taxes on Distributions.    Each Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each Fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The Funds expect that their distributions will consist primarily of exempt-interest dividends. The Acquiring Fund’s exempt-interest dividends generally will be subject to state or local income taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether a shareholder reinvests those distributions or takes them in cash. Distributions paid from taxable interest income will be taxed as ordinary income and not as “qualifying dividends” that are taxed at the same rate as long-term capital gains. Distributions of a Fund’s net long-term capital gains are taxable as long-term gains, regardless of how long a shareholder has held his or her shares.

Federal Taxes on Transactions.    The sale of Fund shares, or the exchange of one Fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if a shareholder has held his or her shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same Fund will not be taxable.

State Taxes on Distributions.    Dividends paid by the Acquired Fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.

More information about tax considerations that may affect the Funds and their shareholders appears in the Funds’ SAI.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The terms and conditions under which the proposed Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Reorganization Plan provides for (a) the Acquiring Fund’s acquisition, as of the close of business on the date of the closing of the Reorganization or such other time that FAIF determines (the “Effective Time”), of all the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of all the Acquired Fund’s liabilities and (b) the distribution of those shares, by class, to the Acquired Fund’s shareholders.

The Acquired Fund’s assets to be acquired by the Acquiring Fund include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund’s books, and other property the Acquired Fund owns at the Effective Time. The Acquiring Fund will assume from the Acquired Fund all its liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that the Acquired Fund will use its best efforts to discharge all its known liabilities before the Effective Time.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund and the net asset value (“NAV”) per share of each class of the Acquiring Fund shares to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the date of the Reorganization’s closing, using the valuation procedures described in the Funds’ prospectuses and SAI. The Acquired Fund’s net asset value will be the value of its assets as so determined, less the amount of its liabilities determined as of the close of such trading.

At, or as soon as practicable after, the Effective Time, the Acquired Fund will distribute, by class, the Acquiring Fund shares it receives in the Reorganization pro rata to its shareholders of record as of the Effective Time, so that each shareholder will receive a number of full and fractional Acquiring Fund shares of the same class that is equal in aggregate value to the shareholder’s Acquired Fund shares. The shares will be distributed by opening accounts on the Acquiring Fund’s books in the names of the shareholders and by transferring to those accounts the shares previously credited to the Acquired Fund’s account on those books. Fractional Acquiring Fund shares will be rounded to the third decimal place. The Acquired Fund will be terminated as soon as practicable after the share distribution.

Because Acquiring Fund shares will be issued at their NAV in exchange for the net assets of the Acquired Fund, the aggregate value of the Acquiring Fund shares issued to shareholders in the Reorganization will equal the aggregate value of the Acquired Fund shares they surrender. The NAV per share of each class of the Acquiring Fund will be unchanged by the Reorganization. Thus, the Reorganization will not result in dilution of any shareholder’s interest.

In determining any future contingent deferred sales charges applicable to Class C Acquiring Fund shares issued in the Reorganization, the Acquiring Fund will give each holder thereof credit for the period during which the holder held the corresponding Class C Acquired Fund shares in exchange for which the Acquiring Fund shares were issued. If Class A Acquiring Fund shares are issued in a Reorganization to shareholders that formerly held Class A Acquired Fund shares with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, then, in determining whether a deferred sales charge is payable on the sale of those Class A Acquiring Fund shares, the Acquiring Fund will give the holder thereof credit for the period during which the holder held those Acquired Fund shares.

Any transfer taxes payable on the issuance of Acquiring Fund shares in a name other than that of the registered shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Acquired Fund to a public authority will continue to be its responsibility until it is dissolved.

The Advisor will bear the entire cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation.

The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by FAIF. FAIF may amend the Reorganization Plan in any manner without shareholder approval, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of the Acquired Fund’s shareholders. The Board of Directors may terminate the Reorganization Plan if circumstances should develop that, in the good faith opinion of the Board, make proceeding with the Reorganization not in the best interest of the shareholders of either Fund. In addition, FAIF’s Bylaws and Articles as a mechanical matter require an amendment to FAIF’s Articles in order for the proposed Reorganization to be effected.

Reasons for the Reorganization

The Board of Directors considered and unanimously approved the Reorganization at an in-person meeting held on September 15-17, 2009. In approving the Reorganization, the Board, which is composed solely of Independent Directors, determined that the Reorganization is in the best interests of each Fund’s shareholders and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered a number of factors, including the following:

•

Similarities and differences in the Funds’ investment objectives and principal investment strategies: The Board considered that the investment objective of the Acquired Fund is similar to the investment objective of the Acquiring Fund, but they are different in one notable way. The Acquired Fund’s objective is to provide maximum current income that is exempt from both federal income tax and Arizona state income tax, to the extent consistent with prudent investment risk. The Acquiring Fund’s objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk. Thus, while the Acquired Fund seeks income that is exempt from both federal income tax and Arizona state income tax, the Acquiring Fund seeks income that is only exempt from federal income tax.

The Board considered that the Funds’ principal investment strategies are identical in most respects, but they do have one notable difference. Consistent with their different investment objectives, under normal market conditions the Acquired Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt from federal and Arizona state income tax, while the Acquiring Fund invests at least 80% of its net assets in municipal securities that pay interest that is exempt only from federal income tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. Each Fund may invest in “general obligation” bonds, “revenue” bonds, participation interests in municipal leases, and zero coupon municipal securities. Each Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Advisor. However, each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). Each Fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions. Each Fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

•

The Funds’ relative risks: The Board considered that the Funds are subject to many of the same risks, including active management risk, call risk, credit risk, futures risk, high-yield securities risk, income risk, interest rate risk, liquidity risk, municipal lease obligations risk, and political and economic risk. The Board noted that the Acquired Fund is subject to additional risk because it is a non-diversified fund, whereas the Acquiring Fund is diversified. A non-diversified fund may invest a larger portion of its assets in a smaller number of issuers than a diversified fund. As a result, a non-diversified fund may be more susceptible to any single economic, political or regulatory occurrence. Similarly, the Board observed that the Acquired Fund, because it principally invests in the Securities of issuers located in a single state, will be disproportionately affected by political and economic conditions and developments in that state.

•

The Funds’ relative size and growth potential: The Board considered that, as of July 31, 2009, the Acquired Fund only had approximately $22 million in total assets, compared with $428 million for the Acquiring Fund. The Board observed that the Acquired Fund has experienced net outflows of $3.0 million over the past three years and that further outflows could result in the Advisor (i) having difficulty managing the Fund to its investment objective, and (ii) ceasing to waive fees to the extent it has in the past. The Board noted the Advisor’s analysis that prospects for future growth of the Acquired Fund are limited because the Lipper Arizona Municipal Debt category has experienced negative cash flows for the three years ended December 31, 2008 and that net cash flows through June 30, 2009 totaled only $0.8 million.

•

The Funds’ relative investment performance and yield: The Board considered that while Acquiring Fund outperformed the Acquired Fund for the three-month period ended July 31, 2009, the Acquired Fund outperformed the Acquiring Fund over one-, three-, and five-year periods ended the same date. The Board observed, however, that the Acquired Fund’s outperformance was in large part due to its lower expense ratio, and that the lower expense ratio was a result of the Advisor’s large fee waivers for the Acquired Fund. As explained above, the Advisor will not commit to continue waiving fees for the Acquired Fund to the extent it has in the past. The Board also observed that as of July 31, 2009 the Acquiring Fund had a yield of 5.14% compared with the Acquired Fund’s yield of 3.56%.

•

The Funds’ relative expenses: The Board considered that whereas Acquiring Fund’s expenses before expense waivers or reimbursements were lower than those of the Acquired Fund for each Fund’s most recently completed fiscal year, the Acquired Fund’s net expenses were lower. The Board also noted the Advisor’s assertion that it will not commit to waiving expenses for the Acquired Fund to the extent it has in the past. Thus, if the Reorganization is not consummated, it is likely that the Acquired Fund’s expenses will increase significantly.

•	The portfolio composition of the Funds: The Board noted that all securities held by the Acquired Fund are eligible for investment by the Acquiring Fund.

•	The tax consequences of the Reorganization: The Board considered that the Reorganization is expected to be tax-free to shareholders of each Fund.

•

The investment experience, expertise, and results of each Fund’s portfolio managers: The Board noted that the Funds have an overlapping portfolio manager. Douglas J. White is the primary portfolio manager of the Acquiring Fund and co-manages the Acquired Fund with Michael S. Hamilton. Christopher L. Drahn is the co-manager for the Acquiring Fund. The Board considered the investment experience, expertise, and results of the Funds’ portfolio managers.

•

The effect of the Reorganization on each Fund’s shareholders’ rights: The Board observed that Acquired Fund shareholders will receive Acquiring Fund shares of the same class that they hold in the Acquired Fund and that the rights of Acquired Fund shareholders are identical to the rights of Acquiring Fund shareholders.

•

Expenses of the Reorganization: The Board noted that the Advisor has agreed to pay the expenses associated with the Reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the Meeting, so that no shareholders of either Fund will effectively bear these expenses.

•

The alternatives to the Reorganization: The Board could have decided to continue the Acquired Fund in its present form, but believed this was not in shareholders’ best interests because if the Advisor ceases waiving the Acquired Fund’s fees to the extent it has in the past, the Acquired Fund’s shareholder will experience a substantial increase in fees. The Board also noted that liquidating the Acquired Fund was an option, but that liquidation would be a taxable event to shareholders.

•

The potential benefits of the Reorganization to the Advisor and its affiliates: The Board recognized that the Advisor will reduce its expense waivers and reimbursements as a result of the Reorganization.

The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and to recommend the approval by the Acquired Fund’s shareholders.

Description of Securities to be Issued

FAIF is registered with the SEC as an open-end management investment company. Shares of each series of FAIF, including the Acquiring Fund, entitle their holders to one vote per full share and fractional votes for fractional shares held. Each Fund currently has Class A, Class C and Class Y shares outstanding. If the Reorganization Plan is approved, each Acquired Fund shareholder will receive Acquiring Fund shares of the same class with a net asset value equal to the total net asset value of their Acquired Fund shares.

Federal Income Tax Considerations

The exchange of the Acquired Fund’s assets for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, and the subsequent distribution of those shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). FAIF will receive a tax opinion from Dorsey & Whitney LLP, based in part on certain representations to be furnished by an officer of FAIF, substantially to the effect that:

(1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

(2) Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of shares of the Acquiring Fund. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income not constituting exempt interest dividends or any net capital gains of the Acquired Fund distributed by the Acquired Fund prior to the Effective Time;

(3) the tax basis of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Acquired Fund shares exchanged therefor;

(4) the holding period of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which each Acquired Fund shareholder held Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

(5) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

(6) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

(7) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

(8) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

(9) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Acquiring Fund will succeed to capital loss carryforwards and certain unrealized built-in losses, if any, of the Acquired Fund. However, as a result of the Reorganization, the Acquired Fund will undergo an “ownership change” for U.S. Federal income tax purposes, and, accordingly, the Acquiring Fund’s use of the Acquired Fund’s capital loss carryforwards and certain unrealized built-in losses will be subject to the tax loss limitation rules of the Code. Those rules generally limit the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount.” This limitation amount is generally the product of (1) the fair market value of the assets of the Acquired Fund, with certain adjustments, immediately prior to the Reorganization and (2) the long-term tax-exempt rate established by the IRS. As a result of the application of these limitations, it is possible that shareholders of the Acquired Fund could receive taxable capital gain distributions earlier than they would have in the absence of the Reorganizations. The actual effect of these limitations will depend on a number of factors, including the relative sizes of, and the amount of, gains and losses in each of the Funds at the time of the Reorganization and the amount and timing of gains and losses recognized by the combined fund after the Reorganization. As a result, that actual effect cannot be determined precisely at this time.

Acquired Fund shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund, and the capitalization of the combined Acquiring Fund on a pro forma basis, as of June 30, 2009, giving effect to the proposed acquisition of assets of the Acquired Fund at its then current net asset value.

Capitalization of Acquired Fund, Acquiring Fund and

Unaudited Pro Forma Combined Acquiring Fund

(Amounts in thousands, except per share data)

	Acquired Fund	Acquiring Fund	Unaudited Pro Forma Acquiring Fund
Net Assets
Class A	$6,410	$35,276	$41,686
Class C	$1,462	$3,442	$4,904
Class Y	$14,368	$381,048	$395,416
Total	$22,240	$419,766	$442,006
Shares Outstanding
Class A	632	3,655	4,319
Class C	144	358	510
Class Y	1,417	39,432	40,919
Net Asset Value Per Share
Class A	$10.14	$9.65	$9.65
Class C	$10.12	$9.61	$9.61
Class Y	$10.14	$9.66	$9.66

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(Excerpted from the Funds’ Annual Report for the most recent fiscal year ended)

Acquired Fund

How did the fund perform for the fiscal year ended June 30, 2009?

The First American Arizona Tax Free Fund (the “fund”), Class Y shares, returned 2.00% for the fiscal year ended June 30, 2009 (Class A shares returned 1.75%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper Arizona Municipal Debt Funds Average, was -0.60%. The fund’s peer group performance is somewhat misleading as the dramatic underperformance of one particular fund and the negative returns posted by two other funds skewed the general positive return of all other funds in the category.

What were the general municipal market conditions during the fiscal year?

The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic cross-over buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although — not surprisingly in this environment — still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?

Reflecting the trends of the broader market, the best-performing bonds in the fund were generally the natural high-grades (AAA- and AA-rated bonds without credit enhancements), which were not affected by widening credit spreads. In terms of the high-grade yield curve, shorter intermediate maturities reaped the benefits of being on the “sweet part” of the curve for the 12-month period. The municipal yield curve steepened over the past 12 months as yields on shorter maturities fell substantially while longer maturity yields were only slightly lower. Yields generally fell enough in this short intermediate range to produce the best total returns on the curve for the year. Although the fund does hold meaningful positions in mid to lower-grade securities, which generally underperformed for the year, the fund posted respectable total return numbers relative to its peer group for the fiscal year due in part to lower weightings in insured bonds. The fund’s performance relative to the benchmark improved markedly during the first half of 2009, when credit spreads — and the performance of lower-rated securities — showed signs of stabilizing.

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

What strategic moves were made by the fund and why?

Other than an occasional tactical adjustment, the fund’s duration, or sensitivity to interest-rate movements, was close to neutral to the benchmark duration in late 2008. The fund increased its duration near year-end as the municipal market sold off and yields moved to historically high ratios to comparable-maturity Treasuries. Since we anticipate the shape of the municipal yield curve to flatten over time (though not imminently), we focused most purchases in the 15- to 25-year range. Given the general concern over the economy throughout the past year, the fund was able to add positions in a variety of mid-grade holdings at wider credit spreads — and relatively lower prices — than have been available for a number of years. The fund also sold positions where we believed projected credit stress was not adequately reflected in current market pricing.

Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	76.8%
General Obligations[3]	13.7
Certificates of Participation[3]	5.7
Short-Term Investment	2.1
Other Assets and Liabilities, Net[4]	1.7

100.0%

Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	10.6%
AA	17.4
A	46.9
BBB	20.7
Non-Rated	4.4

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]

Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]

These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 10.8% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]

Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Annual Performance1, 2 as of June 30, 2009

	1 Year	5 Years	Since Inception (2/1/2000)
Average annual return with sales charge (POP)
Class A	(2.55)%	2.16%	4.54%
Class C	0.37%	2.62%	4.60%
Average annual return without sales charge (NAV)
Class A	1.75%	3.05%	5.02%
Class C	1.35%	2.62%	4.60%
Class Y	2.00%	3.31%	5.28%
Barclays Capital Municipal Bond Index[3]	3.77%	4.14%	5.50%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

Value of $10,000 Investment [1,2,4] as of June 30, 2009

Arizona Tax Free Fund, Class A (NAV)	$15,862
Arizona Tax Free Fund, Class A (POP)	$15,193
Barclays Capital Municipal Bond Index[3]	$16,557

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/01/2000 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index[3].

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.64%, 2.04%, and 1.39%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

[2]

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

Acquiring Fund

How did the Fund perform for the fiscal year ended June 30, 2009?

The First American Tax Free Fund (the “fund”), Class Y shares, returned -0.75% for the fiscal year ended June 30, 2009 (Class A shares returned -0.80%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Municipal Bond Index*, returned 3.77%. Performance for the fund’s peer group, the Lipper General Municipal Debt Funds Average, was -0.50%.

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

What were the general municipal market conditions during the fiscal year?

The municipal market worked its way through the recessionary environment, stumbling through 2008 before regaining its footing in 2009 and producing solid returns after recovering from its oversold condition at year-end. In the final months of 2008, the market struggled under the selling pressure from leveraged arbitrageurs hurt by the breakdown of their hedging strategies. Credit spreads (i.e., the differences in yield between higher- and lower-quality bonds) also continued to widen through year-end over fears as to how lower-quality issuers would fare in a slowing economy. High-yield funds, hit hard by both tax-loss selling and flight-to-quality liquidations, were also prominent sellers. The shrinking broker-dealer community, beset with balance sheet troubles of its own, also significantly reduced its support of the secondary market. This combination of heavy selling pressure and reduced buying power drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

After year-end, market dynamics improved tremendously. The leveraged accounts, high-yield funds, and tax-loss sellers seemed to accomplish much of their unwinding (both forced and voluntary) by year-end. Some opportunistic crossover buying and steady retail demand (with heavy mutual fund inflows) all helped spark a reversal in the first half of 2009. Municipals also got a boost from the relatively unheralded Build America Bond provision in the federal stimulus bill. Enacted in February, the bill provides municipalities who issue taxable debt a direct subsidy equal to 35% of the interest on such debt. This served to divert some new issue supply away from tax-exempts into the taxable market. Ratios to Treasuries returned to somewhat more normalized territory after the end of 2008. Credit spreads also narrowed somewhat, although — not surprisingly in this environment — still remain much wider than historical norms. After a roller-coaster ride, the high-grade municipal yield curve finished the fiscal year more steeply sloped, with shorter and longer maturity yields lower than a year ago.

How did market conditions and investment strategies affect the fund’s performance?

In a near replay of the previous reporting period, the first half of the fund’s year was a difficult one as lower-quality positions that had benefited performance in previous periods generally had negative impacts, dragging down the fund’s performance for the entire year. A steepening municipal yield curve and widening credit spreads (differences in yield between AAA-rated and lower-rated bonds) caused the fund’s positions in longer maturities, BBB-rated and nonrated bonds, and selected healthcare, corporate-backed and utility issues, to drag down performance relative to its peer group. Smaller positions in short to intermediate maturities, higher-quality general obligations (bonds backed directly by the taxing authority of the municipality), and pre-refunded bonds (bonds called by municipalities and backed by Treasuries) performed comparatively well. The fund’s relative performance improved markedly during the first half of 2009, when credit spreads — and the performance of lower-rated securities — showed signs of stabilizing. However, this improvement could not offset the negatives noted above and their impact on the full year’s performance.

What strategic moves were made by the fund and why?

As the yield curve steepened, we reduced positions in better-performing two- to eight-year maturities and added in the 20- to 30-year ranges where yields represented better relative value. In addition, the fund increased its duration (or sensitivity to interest-rate movements) over the period, as municipal yields remained attractive relative to comparable-maturity Treasuries and the slope of the municipal yield curve attained historical steepness. The fund maintained its emphasis on mid-quality issues as their yields compared to higher quality bonds appeared to be peaking near new historical highs. Attractive spreads caused by soaring mid-quality bond yields led us to reduce higher-quality pre-refunded bonds and general obligation bonds, and to redeploy cash in a variety of revenue sectors.

Sector Allocation as of June 30, 20091 (% of net assets)

Revenue Bonds[3]	87.9%
General Obligations[3]	8.8
Certificates of Participation[3]	0.9
Short-Term Investment	3.3
Other Assets and Liabilities, Net[4]	(0.9)

100.0%

Bond Credit Quality as of June 30, 20092 (% of market value)

AAA	2.0%
AA	23.2
A	31.2
BBB	27.5
Non-Rated	14.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]

Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]

These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2009, 6.6% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]

Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

Annual Performance1, 2 as of June 30, 2009

	1 Year	5 Years	10 Years	Since Inception (9/24/2001)
Average annual return with sales charge (POP)
Class A	(5.06)%	1.64%	3.60%	—
Class C	(2.24)%	2.04%	—	2.93%
Average annual return without sales charge (NAV)
Class A	(0.80)%	2.51%	4.06%	—
Class C	(1.30)%	2.04%	—	2.93%
Class Y	(0.75)%	2.70%	4.24%	—
Barclays Capital Municipal Bond Index[3]	3.77%	4.14%	5.00%	4.41%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

Value of $10,000 Investment [1,2,4] as of June 30, 2009

Tax Free Fund, Class A (NAV)	$14,881
Tax Free Fund, Class A (POP)	$14,242
Barclays Capital Municipal Bond Index[3]	$16,292

The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital Municipal Bond Index[3].

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.02%, 1.43%, and 0.78%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

[2]

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

On September 24, 2001, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to September 24, 2001, represents that of the Firstar National Municipal Bond Fund.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand each Fund’s financial performance for the past five years. Some of this information reflects financial results for a single Fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

Acquired Fund

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1)	Fiscal Year Ended September 30,
Class A Shares	2009	2008	2007		2005	2004
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.43	$10.79	$10.85	$11.19	$11.42	$11.33

Investment Operations:
Net Investment Income	0.45	0.45	0.46	0.33	0.46	0.49
Realized and Unrealized Gains (Losses) on Investments	(0.29)	(0.33)	(0.01)	(0.25)	(0.07)	0.12

Total From Investment Operations	0.16	0.12	0.45	0.08	0.39	0.61

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.45)	(0.45)	(0.33)	(0.49)	(0.47)
Distributions (from net realized gains)	—	(0.03)	(0.06)	(0.09)	(0.13)	(0.05)

Total Distributions	(0.45)	(0.48)	(0.51)	(0.42)	(0.62)	(0.52)

Net Asset Value, End of Period	$10.14	$10.43	$10.79	$10.85	$11.19	$11.42

Total Return(2)	1.75%	1.10%	4.12%	0.73%	3.49%	5.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$6,410	$6,705	$8,359	$9,041	$9,547	$9,008
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	4.51%	4.20%	4.11%	4.02%	4.14%	4.16%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.76%	1.63%	1.64%	1.47%	1.18%	1.12%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	3.50%	3.32%	3.22%	3.30%	3.71%	3.79%
Portfolio Turnover Rate	18%	30%	25%	47%	20%	21%

(1)

For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1)	Fiscal Year Ended September 30,
Class C Shares	2009	2008	2007		2005	2004
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.41	$10.78	$10.84	$11.18	$11.41	$11.31

Investment Operations:
Net Investment Income	0.41	0.41	0.41	0.30	0.42	0.43
Realized and Unrealized Gains (Losses) on Investments	(0.29)	(0.34)	(0.01)	(0.25)	(0.08)	0.14

Total From Investment Operations	0.12	0.07	0.40	0.05	0.34	0.57

Less Distributions:
Dividends (from net investment income)	(0.41)	(0.41)	(0.40)	(0.30)	(0.44)	(0.42)
Distributions (from net realized gains)	—	(0.03)	(0.06)	(0.09)	(0.13)	(0.05)

Total Distributions	(0.41)	(0.44)	(0.46)	(0.39)	(0.57)	(0.47)

Net Asset Value, End of Period	$10.12	$10.41	$10.78	$10.84	$11.18	$11.41

Total Return(2)	1.35%	0.61%	3.71%	0.42%	3.08%	5.17%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$1,462	$1,376	$1,541	$1,358	$1,628	$1,588
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets	4.11%	3.79%	3.70%	3.62%	3.74%	3.76%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.16%	2.03%	2.12%	2.22%	1.93%	1.87%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	3.10%	2.91%	2.73%	2.55%	2.96%	3.04%
Portfolio Turnover Rate	18%	30%	25%	47%	20%	21%

(1)

For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1)	Fiscal Year Ended September 30,
Class Y Shares	2009	2008	2007		2005	2004
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.43	$10.80	$10.85	$11.19	$11.43	$11.33

Investment Operations:
Net Investment Income	0.47	0.47	0.48	0.35	0.50	0.50
Realized and Unrealized Gains (Losses) on Investments	(0.28)	(0.33)	—	(0.25)	(0.09)	0.15

Total From Investment Operations	0.19	0.14	0.48	0.10	0.41	0.65

Less Distributions:
Dividends (from net investment income)	(0.48)	(0.48)	(0.47)	(0.35)	(0.52)	(0.50)
Distributions (from net realized gains)	—	(0.03)	(0.06)	(0.09)	(0.13)	(0.05)

Total Distributions	(0.48)	(0.51)	(0.53)	(0.44)	(0.65)	(0.55)

Net Asset Value, End of Period	$10.14	$10.43	$10.80	$10.85	$11.19	$11.43

Total Return(2)	2.00%	1.26%	4.48%	0.92%	3.65%	5.85%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$14,368	$17,522	$19,329	$15,614	$14,035	$9,520
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	4.75%	4.45%	4.36%	4.27%	4.39%	4.42%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.51%	1.38%	1.39%	1.22%	0.93%	0.87%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	3.74%	3.57%	3.47%	3.55%	3.96%	4.05%
Portfolio Turnover Rate	18%	30%	25%	47%	20%	21%

(1)

For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)	Total return would have been lower had certain expenses not been waived.

Acquiring Fund

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006[1]	Fiscal Year Ended September 30,
Class A Shares	2009	2008	2007		2005	2004
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.26	$10.77	$10.86	$11.10	$11.18	$11.28

Income From Investment Operations:
Net Investment Income	0.48	0.45	0.45	0.35	0.47	0.47
Realized and Unrealized Gains (Losses) on Investments	(0.59)	(0.46)	—	(0.20)	0.03	0.02

Total From Investment Operations	(0.11)	(0.01)	0.45	0.15	0.50	0.49

Less Distributions:
Dividends (from net investment income)	(0.48)	(0.44)	(0.45)	(0.35)	(0.47)	(0.48)
Distributions (from net realized gains)	(0.02)	(0.06)	(0.09)	(0.04)	(0.11)	(0.11)

Total Distributions	(0.50)	(0.50)	(0.54)	(0.39)	(0.58)	(0.59)

Net Asset Value, End of Period	$9.65	$10.26	$10.77	$10.86	$11.10	$11.18

Total Return[2]	(0.80)%	(0.05)%	4.16%	1.37%	4.51%	4.45%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$35,276	$35,557	$37,760	$36,519	$38,205	$40,156
Ratio of Expenses to Average Net Assets	0.75%	0.78%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	5.07%	4.28%	4.08%	4.28%	4.20%	4.18%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.04%	1.02%	1.03%	1.06%	1.06%	1.05%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	4.78%	4.04%	4.00%	4.17%	4.09%	4.08%
Portfolio Turnover Rate	34%	52%	31%	13%	8%	23%

[1]

For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[2]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006[1]	Fiscal Year Ended September 30,
Class C Shares	2009	2008	2007		2005	2004
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.21	$10.72	$10.81	$11.05	$11.13	$11.24

Investment Operations:
Net Investment Income	0.42	0.39	0.40	0.32	0.42	0.43
Realized and Unrealized Gains (Losses) on Investments	(0.57)	(0.45)	0.01	(0.20)	0.03	—

Total From Investment Operations	(0.15)	(0.06)	0.41	0.12	0.45	0.43

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.39)	(0.41)	(0.32)	(0.42)	(0.43)
Distributions (from net realized gains)	(0.02)	(0.06)	(0.09)	(0.04)	(0.11)	(0.11)

Total Distributions	(0.45)	(0.45)	(0.50)	(0.36)	(0.53)	(0.54)

Net Asset Value, End of Period	$9.61	$10.21	$10.72	$10.81	$11.05	$11.13

Total Return[2]	(1.30)%	(0.61)%	3.76%	1.06%	4.13%	3.92%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$3,442	$3,104	$2,495	$2,210	$2,712	$2,682
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	4.48%	3.72%	3.67%	3.87%	3.80%	3.77%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.44%	1.43%	1.51%	1.81%	1.81%	1.80%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	4.39%	3.64%	3.51%	3.41%	3.34%	3.32%
Portfolio Turnover Rate	34%	52%	31%	13%	8%	23%

[1]

For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[2]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006[1]	Fiscal Year Ended September 30,
Class Y Shares	2009	2008	2007		2005	2004
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.27	$10.78	$10.87	$11.11	$11.19	$11.29

Investment Operations:
Net Investment Income	0.49	0.46	0.48	0.37	0.50	0.50
Realized and Unrealized Gains (Losses) on Investments	(0.59)	(0.46)	—	(0.20)	0.02	0.01

Total From Investment Operations	(0.10)	—	0.48	0.17	0.52	0.51

Less Distributions:
Dividends (from net investment income)	(0.49)	(0.45)	(0.48)	(0.37)	(0.49)	(0.50)
Distributions (from net realized gains)	(0.02)	(0.06)	(0.09)	(0.04)	(0.11)	(0.11)

Total Distributions	(0.51)	(0.51)	(0.57)	(0.41)	(0.60)	(0.61)

Net Asset Value, End of Period	$9.66	$10.27	$10.78	$10.87	$11.11	$11.19

Total Return[2]	(0.75)%	0.04%	4.42%	1.57%	4.77%	4.71%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$381,048	$448,774	$539,360	$455,910	$436,303	$416,651
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	5.10%	4.36%	4.32%	4.53%	4.45%	4.43%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.79%	0.78%	0.78%	0.81%	0.81%	0.80%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	5.01%	4.28%	4.24%	4.42%	4.34%	4.33%
Portfolio Turnover Rate	34%	52%	31%	13%	8%	23%

[1]

For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[2]	Total return would have been lower had certain expenses not been waived.

VOTING INFORMATION

General Information

This Prospectus/Proxy Statement is being sent to shareholders of the Acquired Fund in connection with a solicitation of proxies by the Board of Directors, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about December 11, 2009.

The Board of Directors has fixed the close of business on November 25, 2009, as the record date (the “Record Date”) for determining the shareholders of the Acquired Fund entitled to receive notice of the Meeting and to submit proxies, and for determining the number of shares for which proxies may be submitted, with respect to the Meeting or any adjournment thereof.

Voting Rights and Required Vote

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, with all classes of the Acquired Fund voting together and not by class. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares affirmatively voted FOR the Reorganization. Accordingly, an abstention will have the effect of a negative vote. Approval of the Reorganization Plan will be considered approval of the amendment to the Articles of Incorporation of FAIF (which amendment appears as Exhibit 1 to the Reorganization Plan which is included as Appendix A to this Prospectus/Proxy Statement) required to effect the Reorganization.

If a proxy that is properly executed and returned represents a broker “non-vote” (broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee holding the shares does not have discretionary voting power), the shares represented thereby will only be considered present for purposes of determining the existence of a quorum for the transaction of business and will not be included in determining the number of votes cast FOR the Reorganization. Accordingly, broker non-votes will have the effect of negative votes.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Reorganization. You can also vote by telephone, with a toll-free call to the appropriate number on the proxy card, and through the internet site stated on the proxy card.

You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a toll-free call to the appropriate number on the proxy card, or through the internet site listed on the proxy card. To be effective, your revocation must be received prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

Proxy solicitations will be made primarily by mail but may also be made by telephone, through the internet or by personal solicitations conducted by officers and employees of the Advisor, its affiliates or other representatives of the Acquired Fund (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Advisor. Neither the Acquired Fund nor the Acquiring Fund will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Board of Directors will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the shareholders may propose one or more adjournments of the Meeting to permit further proxy solicitation. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of the Acquired Fund who objects to the Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of FAIF to demand payment for, or an appraisal of, his or her shares.

FAIF does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FAIF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by FAIF in a reasonable period of time prior to that meeting.

The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the proposed Reorganization.

Outstanding Shares

The shareholders of the Acquired Fund as of the Record Date will be entitled to be present at the Meeting and vote their Acquired Fund shares owned as of the Record Date.

The following table identifies the number of shares of each class of the Acquired Fund and the Acquiring Fund that were outstanding as of the close of business on the Record Date:

	Acquired Fund	Acquiring Fund
Class A
Class C
Class Y

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the Record Date, the officers and directors of the Funds beneficially owned as a group less than 1% of the outstanding shares of each Fund, and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

	Number of Shares Owned	Percent of Outstanding Shares
		Class A	Class C	Class Y
ACQUIRED FUND

ACQUIRING FUND

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information concerning the Funds in the Funds’ current prospectuses and SAI (including any supplements) and information in the Reorganization SAI is incorporated into this Prospectus/Proxy Statement by reference. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. For a free copy of the Acquired Fund’s prospectus, the Funds’ SAI, the Funds’ annual report, or the Reorganization SAI, please call (800) 677-3863 or write to First American Investment Funds, Inc., 800 Nicollet Mall, Minneapolis, MN 55402.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s Regional Offices

located at 175 West Jackson Boulevard, Chicago, Illinois 60604 and at 3 World Financial Center, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) 732-0330. In addition, the SEC maintains an internet site that contains copies of the information. The address of the site is http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Acquiring Fund shares as part of the Reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

Experts

The audited financial statements for the Funds, incorporated by reference into the Reorganization SAI, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports appearing in each Fund’s annual report for the fiscal year ended June 30, 2009. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Other Business

The Board of Directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise FAIF, in care of FAF Advisors, Inc., Mail Stop BC-MN-H04N, 800 Nicollet Mall, Minneapolis, MN 55402, whether other persons are beneficial owners of Acquired Fund shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

BOARD RECOMMENDATION

REQUIRED VOTE.    Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the Acquired Fund’s outstanding voting securities.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION AND TO APPROVE THE REORGANIZATION PLAN.

December 2, 2009

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 2009, by First American Investment Funds, Inc., a Maryland corporation with its principal place of business at 800 Nicollet Mall, Minneapolis, Minnesota 55402 (“FAIF”), on behalf of its Arizona Tax Free Fund series (the “Acquired Fund”) and its Tax Free Fund series (the “Acquiring Fund”) (such series are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”)

FAIF wishes to effect a reorganization, as described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under section 368 of the Code (“Regulations”). The reorganization will involve the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for voting shares of common stock, par value $0.0001 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of common stock, par value $0.0001 per share, of the Acquired Fund (“Acquired Fund Shares”) in exchange therefor, all on the terms and conditions set forth herein. (Such series of transactions is referred to herein as the “Reorganization.”) The exchange of Acquiring Fund Shares for Acquired Fund Shares will be effected pursuant to an amendment to FAIF’s amended and restated articles of incorporation in the form attached hereto as Exhibit 1 (the “Amendment”) to be adopted in accordance with the Maryland General Corporation Law.

WITNESSETH:

WHEREAS, FAIF is a registered, open–end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

WHEREAS, the Acquiring Fund and the Acquired Fund each offers Class A, Class C, and Class Y shares;

WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Directors of FAIF has determined that the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of Class A, Class C, and Class Y Acquiring Fund Shares for all of the issued and outstanding Class A, Class C, and Class Y Acquired Fund Shares, respectively, on the basis set forth herein is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders and has made the determinations required by Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Exchange of Shares; Reallocation of Assets and Liabilities

1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund and the Acquiring Fund agree that at the Effective Time (as defined in Section 3.1), (a) each issued and outstanding Class A Acquired Fund Share shall be, without further action, exchanged for that number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (b) each issued and outstanding Class C Acquired Fund Share shall be, without further action, exchanged for that number of Class C Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; and (c) each issued and outstanding Class Y Acquired Fund Share shall be, without further action, exchanged for that number of Class Y Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment.

1.2 (a) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund, all in accordance with Article IV, Section 1(d)(i) and (ii) of FAIF’s amended and restated articles of incorporation. For purposes of the foregoing, the terms “assets belonging to,” “liabilities belonging to,” “General Assets” and “General Liabilities” have the meanings assigned to them in said Article IV, Section 1(d)(i) and (ii). Such assets belonging to the Acquired Fund to become assets belonging to the Acquiring Fund shall consist of all of the Acquired Fund’s property, including, but not limited to, all cash, securities, commodities and futures interests and dividends or interest receivable which are assets belonging to the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the “Effective Time Statement”). The Effective Time Statement shall, with respect to the listing of the Acquired Fund’s portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.

(b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities prior to the Effective Time and to acquire additional securities in the ordinary course of its business.

1.3 Pursuant to Section 1.2(a), at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, and legal and audit fees) as reflected in the Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.

1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund’s shareholders of record, determined as of the Effective Time (the “Acquired Fund Shareholders”), the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares pursuant to Section 1.1 and Article 2. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued, and the Acquired Fund shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although from and after the Effective Time share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares as determined in accordance with Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of Acquiring Fund Shares pursuant to this Agreement.

1.6 In determining contingent deferred sales charges applicable to Class C Acquiring Fund Shares issued in the Reorganization, Acquiring Fund shall give each holder thereof credit for the period during which such holder held the Class C Acquired Fund Shares, in exchange for which such Acquiring Fund Shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	Exchange Ratios; Valuation; Issuance of Acquiring Fund Shares

2.1 The net asset value per share of the Acquired Fund Shares and the Acquiring Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in FAIF’s amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

2.2 (a) The total number of the Acquiring Fund’s Class A shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class A shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

(b) The total number of the Acquiring Fund’s Class C shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class C shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

(c) The total number of the Acquiring Fund’s Class Y shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class Y shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class Y shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class Y shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class Y shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

2.3 At the Effective Time, the Acquiring Fund shall issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class C Acquired Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund Shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.	Effective Time of Closing

3.1 The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as of the close of normal trading on the New York Stock Exchange (the “Exchange”) (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the “Effective Time”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the

Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

3.2 The custodian for the Acquiring Fund (the “Custodian”) shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash, and any other assets of the Acquired Fund held by the Custodian will be transferred to the Acquiring Fund at the Effective Time.

3.3 In the event that the Effective Time would occur on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	Representations, Warranties and Covenants

4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

(a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect;

(c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

(d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF’s amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities of the Acquired Fund as at June 30, 2009 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as at such date, and there are no known material contingent liabilities of the Acquired Fund as at such date not disclosed therein;

(g) Since June 30, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (g), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute such a material adverse change;

(h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final taxable year ending on the date of the Closing;

(j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAIF’s Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity;

(m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

(n) All information pertaining to the Acquired Fund and its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

(o) Since June 30, 2009, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

(p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund’s assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund’s amended and restated articles of incorporation and bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the 1940 Act.

4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

(a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the 1933 Act, is in full force and effect;

(c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

(d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF’s amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

(f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The statement of assets and liabilities of the Acquiring Fund as at June 30, 2009 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as at such date, and there are no known material contingent liabilities of the Acquiring Fund as at such date not disclosed therein;

(h) Since June 30, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

(k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

(m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares;

(n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets;

(o) Since June 30, 2009, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund;

(p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FAIF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund’s shareholders;

(q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

(r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in the Acquiring Fund’s amended and restated articles of incorporation, bylaws and Prospectus and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

(s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund.

5.	Further Covenants of the Acquiring Fund and the Acquired Fund

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement, the Amendment and the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Effective Time, the Acquired Fund’s investment advisor, or an affiliate thereof, shall have reimbursed or agreed to reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

The following shall constitute further conditions precedent to the consummation of the Reorganization:

8.1 This Agreement, the Amendment, and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of FAIF’s amended and restated articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

8.2 The Acquiring Fund’s investment advisor shall have paid or agreed to pay the costs incurred by FAIF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

8.3 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by FAIF, substantially to the effect that:

(i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

(ii) the Acquired Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund distributed by the Acquired Fund prior to the Effective Time;

(iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor;

(iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

(v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

(vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

(vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

(viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

(ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time; and

8.7 The Amendment shall have been filed in accordance with the applicable provisions of Maryland law.

9.	Entire Agreement; Survival of Warranties

9.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.	Termination

This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of FAIF’s Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund.

11.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: President (with a copy to Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, Attention: James D. Alt).

13.	Headings; Counterparts; Assignment; Miscellaneous

13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.

FIRST AMERICAN INVESTMENT FUNDS, INC., ON BEHALF OF ITS ARIZONA TAX FREE FUND

By

Its

FIRST AMERICAN INVESTMENT FUNDS, INC., ON BEHALF OF ITS TAX FREE FUND

By

Its

EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FIRST AMERICAN INVESTMENT FUNDS, INC.

The undersigned officer of First American Investment Funds, Inc. (the “Corporation”), a Maryland corporation, hereby certifies that the following amendments to the Corporation’s Amended and Restated Articles of Incorporation have been advised by the Corporation’s Board of Directors and approved by the Corporation’s stockholders in the manner required by the Maryland General Corporation Law:

WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interests of the holders of the Class JJ shares of the Corporation (also known as “Arizona Tax Free Fund”) that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as “Tax Free Fund” and which is represented by the Corporation’s Class DD shares, in exchange for shares of Tax Free Fund which are to be delivered to former Arizona Tax Free Fund holders;

WHEREAS, Arizona Tax Free Fund and Tax Free Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Arizona Tax Free Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Arizona Tax Free Fund shares for Tax Free Fund shares, it is necessary to adopt an amendment to the Corporation’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(X) immediately following Article IV(W) thereof:

ARTICLE IV(X). (a) For purposes of this Article IV(X), the following terms shall have the following meanings:

“Corporation” means this corporation.

“Acquired Fund” means the Corporation’s Arizona Tax Free Fund, which is represented by the Corporation’s Class JJ shares.

“Class A Acquired Fund Shares” means the Corporation’s Class JJ Common Shares.

“Class C Acquired Fund Shares” means the Corporation’s Class JJ, Series 2 Common Shares.

“Class Y Acquired Fund Shares” means the Corporation’s Class JJ, Series 3 Common Shares.

“Acquiring Fund” means the Corporation’s Tax Free Fund, which is represented by the Corporation’s Class DD shares.

“Class A Acquiring Fund Shares” means the Corporation’s Class DD Common Shares.

“Class C Acquiring Fund Shares” means the Corporation’s Class DD, Series 4 Common Shares.

“Class Y Acquiring Funds Shares” means the Corporation’s Class DD, Series 3 Common Shares.

“Effective Time” means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

(b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms “assets belonging to,” “liabilities belonging to,” “General Assets” and “General Liabilities” have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation’s Amended and Restated Articles of Incorporation.

(c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

(d) The numbers of Class A, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class C and Class Y Acquired Fund Shares shall be determined as follows:

(i) The net asset value per share of the Acquired Fund’s and the Acquiring Fund’s Class A shares, Class C shares and Class Y shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation’s articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(iii) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(iv) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(v) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (ii) through (iv) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such

Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

(e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

(f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class JJ common shares of the Corporation, without designation as to series.

The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on                             , 2009.

FIRST AMERICAN INVESTMENT FUNDS, INC.

By

Its

Witness:

[Assistant] Secretary

PART B

FORM N-14

FIRST AMERICAN INVESTMENT FUNDS, INC.

Arizona Tax Free Fund

FIRST AMERICAN INVESTMENT FUNDS, INC.

Tax Free Fund

800 NICOLLET MALL

MINNEAPOLIS, MN 55402

(800) 677-3863

STATEMENT OF ADDITIONAL INFORMATION

December 2, 2009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 2, 2009, relating to the proposed reorganization of Arizona Tax Free Fund (the “Acquired Fund”), a series of First American Investments Funds, Inc. (“FAIF”), with and into Tax Free Fund (the “Acquiring Fund”), also a series FAIF. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to FAIF at the telephone number or address set forth above. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about each Fund is contained in its respective prospectus dated October 28, 2009, and any supplements thereto, the Funds’ Statement of Additional Information dated October 28, 2009, as supplemented, and Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2009. Each of the foregoing documents is incorporated by reference into this Statement of Additional Information.

I.	Pro Forma Financial Statements	B-2

I.	Pro Forma Financial Statements

Set forth on the following pages are pro forma financial statements which are presented to show the effect of the proposed acquisition of Arizona Tax Free Fund by Tax Free Fund as if such acquisition had taken place as of the close of business on June 30, 2009.

First American Tax Free Fund

Pro Forma Statements of ASSETS AND LIABILITIES

June 30, 2009, all dollars and shares are rounded to thousands (000), except per share data

	Arizona Tax Free Fund, Target Fund	Tax Free Fund, Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Unaffiliated investments, at cost	$22,997	$444,930	$—	$467,927
Affiliated money market fund, at cost	—	13,679	—	13,679
ASSETS:
Unaffiliated investments, at fair value	$21,854	$409,676	$—	$431,530
Affiliated money market fund, at fair value	—	13,679	—	13,679
Receivable for dividends and interest	404	6,485	—	6,889
Receivable for investments sold	—	—	—	—
Receivable for capital shares sold	110	1,569	—	1,679
Receivable from advisor	11	—	—	11
Prepaid expenses and other assets	3	5	—	8

Total assets	22,382	431,414	—	453,796

LIABILITIES:
Dividends payable	72	1,679	—	1,751
Payable for investments purchased	—	—	—	—
Payable for investments purchased on a when-issued basis	—	9,392	—	9,392
Payable for capital shares redeemed	24	302	—	326
Payable to affiliates	15	233	—	248
Payable for distribution and shareholder servicing fees	2	4	—	6
Accrued expenses and other liabilities	29	38	—	67

Total liabilities	142	11,648	—	11,790

Net assets	22,240	419,766	—	442,006

COMPOSITION OF NET ASSETS:
Portfolio capital	23,494	462,622	—	486,116
Undistributed net investment income	3	(9)	—	(6)
Accumulated net realized gain (loss) on investments	(114)	(7,593)	—	(7,707)
Net unrealized appreciation (depreciation) of investments	(1,143)	(35,254)	—	(36,397)

Net assets	$22,240	$419,766	$—	$442,006

Class A:
Net assets	$6,410	$35,276	$—	$41,686
Shares issued and outstanding1	632	3,655	32	4,319
Net asset value and redemption price per share	$10.14	$9.65	$—	$9.65
Maximum offering price per share2	$10.59	$10.08	$—	$10.08
Class C:
Net assets	$1,462	$3,442	$—	$4,904
Shares issued and outstanding1	144	358	8	510
Net asset value, offering price, and redemption price per share3	$10.12	$9.61	$—	$9.61
Class Y:
Net assets	$14,368	$381,048	$—	$395,416
Shares issued and outstanding1	1,417	39,432	70	40,919
Net asset value, offering price, and redemption price per share	$10.14	$9.66	$—	$9.66

1	$0.0001 par value – 2 billion authorized for each class

2	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge

3	Class C have a contingent deferred sales charge.

The accompanying notes are an integral part of the pro forma financial statements.

First American Tax Free Fund

Pro Forma Statement of OPERATIONS

For the Year Ended June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund	Tax Free Fund, Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Interest from unaffiliated securities	$1,282	$24,218	$—		$25,500
Dividends from unaffiliated money market funds	9	—	—		9
Dividends from affiliated money market funds	—	146	—		146

Total investment income	$1,291	$24,364	$—		$25,655
EXPENSES:
Investment advisory fees	123	2,100	—		2,223
Administration fees	61	953	(7	)A	1,007
Transfer agent fees	79	80	(78	)B	81
Custodian fees	1	21	—		22
Legal fees	16	16	(13	)C	19
Audit fees	33	33	(33	)D	33
Registration fees	7	37	(7	)E	37
Postage and printing fees	2	28	—		30
Directors’ fees	29	29	(26	)F	32
Other expenses	19	20	(19	)G	20
Distribution and shareholder servicing fees – Class A	16	81	—		97
Distribution and shareholder servicing fees – Class C	9	20	—		29

Total expenses	395	3,418	(183)		3,630
Less: Fee waivers	(247)	(450)	227	H	(470)
Less: Indirect payments from custodian	—	—	—		—

Total net expenses	148	2,968	44		3,160

Investment income – net	$1,143	$21,396	$(44)		$22,495
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET:
Net realized gain (loss) on:
Investments	$48	$(5,558)	—		$(5,510)
Futures contracts	(75)	(676)	—		(751)
Net change in unrealized appreciation or depreciation of:
Investments	(767)	(24,517)	—		(25,284)
Futures contracts	1	—	—		1
Net gain (loss) on investments	(793)	(30,751)	—		(31,544)

Net increase in net assets resulting from operations	$350	$(9,355)	$(44)		$(9,049)

A	To reflect a reduction in administration fees due to the merger.

B	To reflect a reduction in transfer agent fees due to the merger.

C	To reflect a reduction in legal fees due to the merger.

D	To reflect a reduction in audit fees due to the merger.

E	To reflect a reduction in registration fees due to the merger.

F	To reflect a reduction in Directors’ compensation due to the merger.

G	To reflect a reduction in other expenses due to the merger.

H	To adjust the expense reimbursement to reflect the net reduction in fees resulting from the merger per the agreement by FAF Advisors, Inc. and its affiliates to waive fees and reimburse other fund expenses following the merger.

The accompanying notes are an integral part of the pro forma financial statements.

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Municipal Bonds - 97.5%
Alabama - 0.3%
Revenue Bonds - 0.3%
Camden Industrial Development Board, Weyerhaeuser Company
Series A, Pre-refunded 12/01/2013 @ 100
6.125%, 12/01/2024 ¯	—	—	1,000	1,163	1,000	1,163
Series B, Pre-refunded 12/01/2013 @ 100 (AMT)
6.375%, 12/01/2024 ¯	—	—	350	403	350	403

			1,350	1,566	1,350	1,566

Alaska - 1.1%
Revenue Bonds - 1.1%
Alaska Energy Authority, Bradley Lake, Third Series
(FSA)
6.000%, 07/01/2010	—	—	1,000	1,038	1,000	1,038
6.000%, 07/01/2011	—	—	4,040	4,308	4,040	4,308

	—	—	5,040	5,346	5,040	5,346

Arizona - 10.9%
Revenue Bonds - 8.5%
Arizona Game & Fish Department, Administration Building Project
4.500%, 07/01/2032	200	167	—	—	200	167
Arizona Health Facilities Authority, Banner Health
Series A
5.000%, 01/01/2021	280	270	—	—	280	270
Series D					—	—
5.375%, 01/01/2032	150	144	—	—	150	144
Arizona Health Facilities Authority, Blood Systems Incorporated					—	—
4.750%, 04/01/2025	300	270	—	—	300	270
Arizona Health Facilities Authority, John C. Lincoln Health Network
Pre-refunded 12/01/2012 @101
5.750%, 12/01/2032	150	172	—	—	150	172
Arizona Health Facilities Authority, The Terraces Project
Series A, Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ¯	200	238	3,000	3,569	3,200	3,807
Arizona State University Nanotechnology Project
Series A (AGTY)
5.000%, 03/01/2034	200	198	—	—	200	198
Arizona Student Loan Acquisition Authority
Series A-1 (AMT)
5.900%, 05/01/2024	100	100	—	—	100	100
Cottonwood Water Revenue
(SGI)
5.000%, 07/01/2017	250	240	—	—	250	240
Douglas Community Housing Corporation, Rancho La Perilla
Series A (GNMA)
5.900%, 07/20/2020	500	514	—	—	500	514
6.000%, 07/20/2025	475	484	—	—	475	484
Gilbert Public Facilities Municipal Property Corporation
5.500%, 07/01/2027	500	516	—	—	500	516
Gilbert Water Resource Municipal Property Corporation, Wastewater System & Utility Revenue
5.000%, 04/01/2017	145	145	—	—	145	145
Glendale Industrial Development Authority
4.625%, 12/01/2027	200	161	—	—	200	161
Glendale Industrial Development Authority, John C. Lincoln Health Network
5.000%, 12/01/2032	100	82	—	—	100	82
Glendale Industrial Development Authority, Midwestern University
5.250%, 05/15/2014	140	148	—	—	140	148
5.000%, 05/15/2031	500	440	—	—	500	440
Series A, Pre-refunded 05/15/2011 @101
5.750%, 05/15/2021	250	273	—	—	250	273
Greater Arizona Development Authority, Infrastructure Revenue
Series B
5.250%, 08/01/2026	750	752	—	—	750	752
Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project
Series 1 (NATL)
4.500%, 08/01/2025	750	698	—	—	750	698
Marana Municipal Property Corporation
Series A
5.000%, 07/01/2028	250	252	—	—	250	252
Marana Tangerine Farms Road Improvement District
4.600%, 01/01/2026	241	183	—	—	241	183
Maricopa County Hospital, Sun Health Corporation
Pre-refunded 04/01/2024 @100
5.000%, 04/01/2025 ¯	200	219	—	—	200	219

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Maricopa County Industrial Development Authority, Catholic Healthcare West
Series A
5.375%, 07/01/2023	500	487	—	—	500	487
5.250%, 07/01/2032	100	91	3,500	3,179	3,600	3,270
Maricopa County Industrial Development Authority, Senior Living Health Care Revenue, Immanuel Care
Series A
4.850%, 08/20/2026	750	700	—	—	750	700
5.000%, 08/20/2035	500	455	—	—	500	455
Mohave County Industrial Development Authority Correctional Facilities Contract, Mohave Prison Expansion Project
8.000%, 05/01/2025	250	275	4,500	4,957	4,750	5,232
Peoria Improvement District #0601
4.250%, 01/01/2022	465	438	—	—	465	438
Peoria Municipal Development Authority
5.000%, 07/01/2015	310	349	—	—	310	349
Pima County Industrial Development Authority, American Charter Schools Foundation
Series A
5.500%, 07/01/2026	275	211	3,555	2,728	3,830	2,939
Pinal County Industrial Development Authority Correctional Facilities Contract, Florence West Prison Project
Series A (ACA)
5.000%, 10/01/2016	250	230	—	—	250	230
Queen Creek Improvement District #001
5.000%, 01/01/2020	300	261	—	—	300	261
Salt Verde Financial Corporation, Gas Revenue
5.000%, 12/01/2037	550	408	—	—	550	408
Scottsdale Excise Tax Revenue, Water and Sewer Development Project
Series A
5.000%, 07/01/2021	—	—	4,300	4,683	4,300	4,683
Scottsdale Industrial Development Authority, Scottsdale Healthcare
Pre-refunded 12/01/2011 @ 101
5.700%, 12/01/2021 ¯	1,000	1,115	—	—	1,000	1,115
Series A
5.000%, 09/01/2022	—	—	1,000	954	1,000	954
5.250%, 09/01/2030	350	318	2,000	1,817	2,350	2,135
Scottsdale Municipal Property Corporation, Excise Tax, Convertible CABS
Series C (AMBAC)
0.000% through 06/30/2013, thereafter 4.550%, 07/01/2021 ¶	500	427	—	—	500	427
Tempe Industrial Development Authority, Friendship Village Project
Series A
5.375%, 12/01/2013	157	147	1,021	959	1,178	1,106
Tucson Water
Series 1994-A (NATL)
6.250%, 07/01/2016	170	194	—	—	170	194
University Medical Center Corporation, Hospital Revenue
5.000%, 07/01/2016	250	246	—	—	250	246
5.000%, 07/01/2024	450	394	—	—	450	394
Yavapai County Industrial Development Authority, Waste Management Incorporated Project
Series A-1 (AMT)
4.900%, 03/01/2028	400	337	—	—	400	337
Yavapai County Industrial Development Authority, Yavapai Regional Medical Center
Series A (RAAI)
5.250%, 08/01/2021	375	347	—	—	375	347
6.000%, 08/01/2033	100	92	—	—	100	92
Yuma Industrial Development Authority, Yuma Regional Medical Center
Escrowed to Maturity (NATL)
5.500%, 08/01/2017 ¥	250	266	—	—	250	266
Yuma Improvement District #68
4.700%, 01/01/2021	365	311	—	—	365	311

	15,448	14,765	22,876	22,846	38,324	37,611

General Obligation - 2.1%
Centerra Community Facilities Distributors
5.500%, 07/15/2029	188	115	—	—	188	115
Chandler
4.375%, 07/01/2028	500	491	—	—	500	491
Gila County Unified School District #10, Payson School Improvement Project of 2006
Series A, 1.000% through 07/01/2009, thereafter 5.250% (AMBAC) 7/1/2022	—	—	6,630	6,408	6,630	6,408
Greenlee County School District #18, Morenci School Improvement	165	172	—	—	165	172
5.000%, 07/01/2012
Pima County Unified School District #1, Tucson Project of 2004
Series C (FGIC)
5.000%, 07/01/2027	1,000	997	—	—	1,000	997

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Pinal County Unified School District #1, Florence School Improvement Project 2006
Series A (FGIC)
5.000%, 07/01/2027	1,000	996	—	—	1,000	996
Tucson
5.500%, 07/01/2018	250	290	—	—	250	290

	3,103	3,061	6,630	6,408	9,733	9,469

Certificates of Participation - 0.3%
Arizona School Facilities Board
5.250%, 09/01/2023	500	504	—	—	500	504
Northern Arizona University, Research Projects
(AMBAC)
5.000%, 09/01/2023	140	139	—	—	140	139
Pinal County
5.000%, 12/01/2014	400	418	—	—	400	418
Tucson
(NATL)
5.500%, 07/01/2015	200	200	—	—	200	200

	1,240	1,261	—	—	1,240	1,261

	19,791	19,087	29,506	29,254	49,297	48,341

Arkansas - 0.2%
Revenue Bonds - 0.2%
Washington County Arkansas Hospital, Regional Medical Center
Series B
5.000%, 02/01/2030	—	—	1,000	814	1,000	814

California - 4.9%
Revenue Bonds - 4.5%
California Department of Water Reserves, Central Water Revenue
5.000%, 12/01/2021	—	—	2,000	2,154	2,000	2,154
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project
Series B (AMT)
5.000%, 07/01/2027	—	—	2,500	2,143	2,500	2,143
Series C (AMT)					—	—
5.125%, 11/01/2023	—	—	5,000	4,520	5,000	4,520
California Statewide Communities Development Authority, St. Joseph
Series B (FGIC)
5.450%, 07/01/2026	—	—	1,050	1,044	1,050	1,044
Series C (FGIC)
5.450%, 07/01/2026	—	—	1,050	1,044	1,050	1,044
Chula Vista Industrial Development, San Diego Gas & Electric
Series A (AMT)
4.900%, 03/01/2023	—	—	2,500	2,255	2,500	2,255
Loma Linda University Medical Center, Hospital Revenue
Series A
8.250%, 12/01/2038	—	—	1,500	1,573	1,500	1,573
Southern California Public Power Authority, Transmission Project Revenue
Series A
5.000%, 07/01/2020	—	—	4,000	4,159	4,000	4,159
Ventura County Area Housing Authority, Mira Vista Senior Apartments
Series A (AMBAC) (AMT)
5.000%, 12/01/2022	—	—	1,000	922	1,000	922

	—	—	20,600	19,814	20,600	19,814

General Obligation - 0.4%
Poway Unified School District, Election of 2008, District 2007-1-A
Zero Coupon Bond
6.168%, 08/01/2023 *	—	—	3,775	1,605	3,775	1,605

	—	—	24,375	21,419	24,375	21,419

Colorado - 3.3%
Revenue Bonds - 3.1%
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School
Pre-refunded 12/01/2011 @ 100
7.250%, 12/01/2021 ¯	—	—	1,500	1,717	1,500	1,717
Colorado Health Facilities Authority, Covenant Retirement Communities
Series B
6.125%, 12/01/2033	—	—	1,150	966	1,150	966
Colorado Health Facilities Authority, Evangelical Lutheran
5.900%, 10/01/2027	—	—	2,500	2,445	2,500	2,445
5.000%, 06/01/2029	—	—	2,000	1,738	2,000	1,738
Colorado Health Facilities Authority, Parkview Medical Center Project
Pre-refunded 09/01/2011 @ 100
6.500%, 09/01/2020 ¯	—	—	1,000	1,108	1,000	1,108

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT)
5.700%, 07/01/2018	—	—	1,590	1,533	1,590	1,533
La Junta Hospital, Arkansas Valley Medical Center Project					—	—
6.000%, 04/01/2019	—	—	1,000	977	1,000	977
Northwest Parkway Public Highway Authority
Zero Coupon Bond, Pre-refunded 06/15/2011 @ 33.455 (AMBAC)
1.930%, 06/15/2029 *¯	—	—	10,000	3,222	10,000	3,222

	—	—	20,740	13,706	20,740	13,706

General Obligation - 0.2%
Antelope Water Systems General Improvement District
5.125%, 12/01/2035	—	—	1,000	834	1,000	834

	—	—	21,740	14,540	21,740	14,540

Delaware - 1.3%
Revenue Bonds - 1.3%
Delaware Transportation Authority Revenue
5.000%, 07/01/2019	—	—	5,000	5,615	5,000	5,615

Florida - 4.5%
Revenue Bonds - 3.9%
Halifax Florida Hospital, Medical Center
Series A
5.000%, 06/01/2038	375	289	—	—	375	289
Halifax Hospital Medical Center
Series B-1 (FSA)
5.500%, 06/01/2038	—	—	6,000	5,684	6,000	5,684
Palm Beach County Health Facilities Authority Retirement Community, Acts Retirement Life
Series A
4.500%, 11/15/2036	—	—	10,000	6,862	10,000	6,862
Palm Beach County Health Facilities Authority, Waterford Project
5.875%, 11/15/2037	—	—	5,700	4,375	5,700	4,375

	375	289	21,700	16,921	22,075	17,210

Certificates of Participation - 0.6%
Palm Beach County School Board
(FGIC) (NATL)
5.000%, 08/01/2018			2,415	2,508	2,415	2,508

	375	289	24,115	19,429	24,490	19,718

Georgia - 1.4%
Revenue Bonds - 1.4%
Fulton County Development Authority, Maxon Atlantic Station
Series A, Mandatory Put 03/01/2015 @ 100 (AMT)
5.125%, 03/01/2026	—	—	2,300	2,084	2,300	2,084
Fulton County Residential Care Facilities, Canterbury Court Project
Series A
6.125%, 02/15/2026	—	—	1,500	1,179	1,500	1,179
6.125%, 02/15/2034	—	—	2,500	1,843	2,500	1,843
Georgia Municipal Electric Authority Power
Series BB (NATL)
5.250%, 01/01/2025	—	—	1,000	1,007	1,000	1,007

	—	—	7,300	6,113	7,300	6,113

Idaho - 0.2%
Revenue Bonds - 0.2%
Idaho Health Facilities Authority Revenue, Trinity Health Group
Series B
6.250%, 12/01/2033	—	—	750	785	750	785

Illinois - 5.5%
Revenue Bonds - 4.5%
Bolingbrook, Residential Mortgages
Escrowed to Maturity (FGIC) (VEREX)
7.500%, 08/01/2010 ¥	—	—	625	652	625	652
Illinois Finance Authority, Franciscan Communities
Series A
5.500%, 05/15/2037	400	244	—	—	400	244
Illinois Finance Authority, Landing at Plymouth Place Project
Series A
6.000%, 05/15/2037	—	—	2,300	1,620	2,300	1,620
Illinois Finance Authority, Luther Oaks Project
Series A
6.000%, 08/15/2039	—	—	2,000	1,345	2,000	1,345
Illinois Finance Authority, Roosevelt University
5.500%, 04/01/2037	—	—	2,800	2,394	2,800	2,394
Illinois Finance Authority, Rush University Medical Center
Series A
7.250%, 11/01/2030	—	—	3,680	4,038	3,680	4,038
Illinois Finance Authority, Silver Cross Hospital
5.500%, 08/15/2030	—	—	3,230	2,614	3,230	2,614

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Illinois Finance Authority, Three Crowns Park Plaza
Series A
5.875%, 02/15/2026	100	80	—	—	100	80
Illinois Health Facilities Authority, Covenant Retirement Communities
5.875%, 12/01/2031	—	—	4,500	3,499	4,500	3,499
Series A (RAAI)
5.500%, 12/01/2022	—	—	4,000	3,378	4,000	3,378
Northern Illinois University, Auxiliary Facilities Systems
(FGIC) (NATL)
5.700%, 04/01/2016	—	—	120	120	120	120

	500	324	23,255	19,660	23,755	19,984

General Obligations - 1.0%
Chicago Illinois Board of Education
Series C
5.000%, 12/01/2020	—	—	2,000	2,043	2,000	2,043
Grundy & Will Counties Community School District #001
5.875%, 08/01/2028	—	—	2,250	2,391	2,250	2,391

	—	—	4,250	4,434	4,250	4,434

	500	324	27,505	24,094	28,005	24,418

Indiana - 2.4%
Revenue Bonds - 2.4%
Anderson, Indiana, Economic Development, Anderson
University Project
5.000%, 10/01/2032	425	300	—	—	425	300
Indiana Health & Educational Facilities Financing Authority, Community Foundation
5.500%, 03/01/2037	—	—	2,830	2,395	2,830	2,395
Indiana Health & Educational Facility Financing Authority, Schneck memorial Hospital Project
Series A
5.250%, 02/15/2030	400	330	—	—	400	330
Indiana Municipal Power Agency, Power Supply
Series B (NATL)
6.000%, 01/01/2012	—	—	1,000	1,085	1,000	1,085
Indiana Transportation Finance Authority
Series A (AMBAC)
5.750%, 06/01/2012	—	—	2,000	2,226	2,000	2,226
Indianapolis Airport Authority, Special Facilities, Federal Express Corporation Project
(AGTY) (AMT)
5.100%, 01/15/2017	—	—	3,000	2,709	3,000	2,709
Portage Economic Development, Ameriplex Project
5.000%, 07/15/2023	—	—	1,000	870	1,000	870
5.000%, 01/15/2027	—	—	775	647	775	647

	825	630	10,605	9,932	11,430	10,562

Iowa - 0.1%
Revenue Bonds - 0.1%
Muscatine Electric
Escrowed to Maturity
6.700%, 01/01/2013 ¥	—	—	530	580	530	580

Kansas - 1.5%
Revenue Bonds - 1.5%
Kansas Department of Transportation, Highway Revenue
Series B-2
5.000%, 09/01/2022	—	—	500	545	500	545
Kansas Development Finance Authority, Hospital Revenue, Adventist Health
5.500%, 11/15/2029 €	—	—	4,500	4,462	4,500	4,462
Olathe Senior Living Facility, Catholic Care Campus
Series A
6.000%, 11/15/2038	—	—	2,000	1,416	2,000	1,416

	—	—	7,000	6,423	7,000	6,423

Louisiana - 0.7%
Revenue Bonds - 0.7%
Jefferson Parish, Home Mortgage Authority
Escrowed to Maturity (FGIC) (FHA) (VA)
7.100%, 08/01/2011 ¥	—	—	1,000	1,114	1,000	1,114
Rapides Financial Authority, Cleco Power LLC Project
(AMBAC) (AMT)
4.700%, 11/01/2036	—	—	3,000	2,109	3,000	2,109

	—	—	4,000	3,223	4,000	3,223

Maryland - 1.3%
General Obligation - 1.3%
Prince Georges County Public Improvement
5.000%, 07/15/2017	—	—	5,000	5,712	5,000	5,712

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Massachusetts - 0.7%
Revenue Bonds - 0.7%
Massachusetts Development Finance Agency Health Care Facilities, Adventcare
Series A
6.750%, 10/15/2037	—	—	2,850	2,130	2,850	2,130
Massachusetts Health & Educational Facilities Authority, UMass Memorial Issue
Series D
5.000%, 07/01/2033	—	—	1,000	756	1,000	756

	—	—	3,850	2,886	3,850	2,886

Michigan - 2.6%
Revenue Bonds - 2.6%
Kalamazoo Hospital Financial Authority, Bronson Hospital
(FSA)
5.000%, 05/15/2026	—	—	7,665	7,320	7,665	7,320
Michigan Hospital Financial Authority, McLaren Health Care
Series A
5.250%, 05/15/2018	—	—	1,000	1,003	1,000	1,003
Royal Oak Hospital Finance Authority, William Beaumont Hospital
8.000%, 09/01/2029	—	—	3,000	3,362	3,000	3,362

	—	—	11,665	11,685	11,665	11,685

Minnesota - 7.1%
Revenue Bonds - 7.1%
Chippewa County, Montevideo Hospital Project
5.500%, 03/01/2037	—	—	4,000	3,072	4,000	3,072
Columbia Heights Multifamily & Health Care Facilities, Crest View Corporation Projects
Series A
5.700%, 07/01/2042	—	—	2,790	1,925	2,790	1,925
Cuyuna Range Hospital District
5.200%, 06/01/2025	—	—	1,000	750	1,000	750
5.000%, 06/01/2029	—	—	1,500	1,040	1,500	1,040
Minneapolis Healthcare System, Fairview Health Services
Series A
6.625%, 11/15/2028	—	—	3,000	3,157	3,000	3,157
Minnesota Agriculture & Economic Development Board, Health Care System, Fairview
Series A
6.375%, 11/15/2029	—	—	95	96	95	96
Monticello, Big Lake Community Hospital
Series C
6.200%, 12/01/2022	—	—	2,995	2,465	2,995	2,465
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	—	—	1,000	843	1,000	843
St. Paul Housing & Redevelopment Authority, Allina Health Systems
Series A (NATL)
5.000%, 11/15/2019	—	—	4,500	4,530	4,500	4,530
St. Paul Housing & Redevelopment Authority, Health Care Facilities, HealthPartners Obligated Group Project
5.250%, 05/15/2026	—	—	1,500	1,315	1,500	1,315
5.250%, 05/15/2036	—	—	3,900	3,134	3,900	3,134
St. Paul Housing & Redevelopment Authority, HealthEast Project
6.000%, 11/15/2030	—	—	2,000	1,561	2,000	1,561
6.000%, 11/15/2035	—	—	1,000	756	1,000	756
St. Paul Housing & Redevelopment Hospital Authority, HealthEast Project
5.250%, 11/15/2014	—	—	990	920	990	920
6.000%, 11/15/2025	—	—	2,000	1,683	2,000	1,683
St. Paul Sales Tax
Series B (SGI)
5.650%, 11/01/2017	—	—	2,290	2,324	2,290	2,324
Stillwater Health Care, Health System Obligation Group
5.000%, 06/01/2035	—	—	2,000	1,683	2,000	1,683

	—	—	36,560	31,254	36,560	31,254

Mississippi - 1.6%
Revenue Bonds - 1.6%
Mississippi Development Bank Special Obligation, Jackson Public School District
(FSA)
5.500%, 04/01/2020	—	—	6,350	7,022	6,350	7,022

Missouri - 3.3%
Revenue Bonds - 3.3%
Bi-State Development Agency, Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project
(FSA)
5.250%, 07/01/2027	—	—	3,185	3,138	3,185	3,138
Boone County Hospital
5.625%, 08/01/2038	—	—	5,500	5,014	5,500	5,014

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
St. Louis Industrial Development Authority, Sewer and Solid Waste Disposal Facilities
(AMT)
4.875%, 03/01/2032	—	—	8,000	5,900	8,000	5,900
Sugar Creek, Lafarge North America
Series A (AMT)
5.650%, 06/01/2037	—	—	1,000	737	1,000	737

	—	—	17,685	14,789	17,685	14,789

Montana - 0.9%
Revenue Bonds - 0.9%
Forsyth Pollution Control, Northwestern Corporation
(AMBAC)
4.650%, 08/01/2023	—	—	2,500	2,090	2,500	2,090
Montana Facilities Financial Authority, Senior Living St. John’s Lutheran
Series A
6.125%, 05/15/2036	—	—	2,500	1,737	2,500	1,737

	—	—	5,000	3,827	5,000	3,827

Nebraska - 4.5%
Revenue Bonds - 4.5%
Central Plains Energy Project, Nebraska Gas Project #1
Series A
5.250%, 12/01/2021	—	—	5,000	4,256	5,000	4,256
Nebraska Public Power District
Series B
5.000%, 01/01/2020	—	—	2,750	2,880	2,750	2,880
Omaha Public Power District, Electric Revenue
Series A
5.500%, 02/01/2039	—	—	1,000	1,033	1,000	1,033
Washington County Wastewater Facilities, Cargill Project
(AMT)
5.900%, 11/01/2027	—	—	1,700	1,658	1,700	1,658
4.850%, 04/01/2035	—	—	12,500	10,013	12,500	10,013

	—	—	22,950	19,840	22,950	19,840

Nevada - 1.8%
Revenue Bonds - 1.8%
Carson City Hospital Revenue, Carson-Tahoe Hospital
5.750%, 09/01/2031	—	—	2,740	2,264	2,740	2,264
Pre-refunded 09/01/2012 @ 101
5.750%, 09/01/2031 ¯	—	—	2,260	2,560	2,260	2,560
Clark County Industrial Development, Southwest Gas Corporation Project
Series A (AMBAC) (AMT)
5.250%, 07/01/2034	—	—	4,000	3,117	4,000	3,117
Series A (AMT) (FGIC)
4.750%, 09/01/2036	—	—	80	57	80	57

	—	—	9,080	7,998	9,080	7,998

New Hampshire - 0.4%
Revenue Bonds - 0.4%
New Hampshire Health & Educational Facilities Authority, Covenant Health
5.375%, 07/01/2024	—	—	1,250	1,155	1,250	1,155
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.875%, 07/01/2034	—	—	800	673	800	673

	—	—	2,050	1,828	2,050	1,828

North Carolina - 1.5%
Revenue Bonds - 1.5%
North Carolina Medical Care Community Health Care Facilities, 1st Mortgage Presbyterian
Series B
5.200%, 10/01/2021	—	—	1,500	1,301	1,500	1,301
North Carolina Medical Care Community Health Care Facilities, Pennybyrn at Maryfield
Series A
6.000%, 10/01/2023	—	—	2,800	2,267	2,800	2,267
North Carolina Medical Care Community Retirement Facilities, Southminster Project
Series A
5.750%, 10/01/2037	—	—	4,150	2,935	4,150	2,935

	—	—	8,450	6,503	8,450	6,503

North Dakota - 0.7%
Revenue Bonds - 0.4%
North Dakota State Board of Higher Education, Bismarck State College
5.350%, 05/01/2030	—	—	2,500	1,973	2,500	1,973

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
General Obligations - 0.3%
West Fargo
Series A (AGTY)
4.000%, 05/01/2017	—	—	550	561	550	561
4.000%, 05/01/2018	—	—	540	546	540	546

	—	—	1,090	1,107	1,090	1,107

	—	—	3,590	3,080	3,590	3,080

Ohio - 2.0%
Revenue Bonds - 2.0%
Cincinnati Water System
Pre-refunded 06/01/2011 @ 100
5.000%, 12/01/2020 ¯	—	—	125	134	125	134
Lake County Hospital Facilities, Lake Hospital System
Series C
5.625%, 08/15/2029	—	—	3,250	2,863	3,250	2,863
Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
5.250%, 05/15/2026	—	—	1,000	823	1,000	823
Ohio Higher Educational Facility, Baldwin-Wallace College Project
5.125%, 12/01/2017	—	—	1,490	1,513	1,490	1,513
5.250%, 12/01/2019	—	—	1,540	1,552	1,540	1,552
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project
5.250%, 12/01/2023	—	—	2,000	1,784	2,000	1,784

	—	—	9,405	8,669	9,405	8,669

Oregon - 0.7%
Revenue Bonds - 0.7%
Gilliam County Solid Waste Disposal, Waste Management Project
(AMT)
5.250%, 07/01/2029	—	—	1,500	1,315	1,500	1,315
Oregon Health Sciences University
Series A
5.750%, 07/01/2039	—	—	1,750	1,713	1,750	1,713

	—	—	3,250	3,028	3,250	3,028

Pennsylvania - 2.9%
Revenue Bonds - 2.5%
Delaware County Authority College Revenue, Neumann College
6.125%, 10/01/2034	—	—	1,000	949	1,000	949
Erie County Industrial Development Authority, International Paper Company Project
Series A (AMT)
5.000%, 11/01/2018	—	—	1,350	1,148	1,350	1,148
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
6.250%, 02/01/2035	—	—	2,090	1,347	2,090	1,347
Pennsylvania Economic Development Authority, Allegheny Energy Supply
7.000%, 07/15/2039 €	—	—	5,000	5,046	5,000	5,046
State Public School Building Authority, Delaware County Community College Project
(FSA)
5.000%, 10/01/2024	—	—	1,600	1,678	1,600	1,678
Westmoreland County Industrial Development Authority, Redstone Retirement Community
Series A
5.750%, 01/01/2026	—	—	1,200	894	1,200	894

	—	—	12,240	11,062	12,240	11,062

General Obligations - 0.4%
Bethel Park School District
5.100%, 08/01/2033	—	—	2,000	1,978	2,000	1,978

	—	—	14,240	13,040	14,240	13,040

Puerto Rico - 3.0%
Revenue Bonds - 2.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority
Series A (AGTY)
5.000%, 07/01/2028	1,000	954	—	—	1,000	954
Puerto Rico Electric Power Authority
Series VV (NATL)
5.250%, 07/01/2029	—	—	11,785	11,184	11,785	11,184

	1,000	954	11,785	11,184	12,785	12,138

General Obligations - 0.2%
Puerto Rico Commonwealth
Series A
5.000%, 07/01/2027	—	—	550	475	550	475
Puerto Rico Commonwealth, Public Improvements
(NATL)
5.750%, 07/01/2026	—	—	500	522	500	522

	—	—	1,050	997	1,050	997

	1,000	954	12,835	12,181	13,835	13,135

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
South Carolina - 1.3%
Revenue Bonds - 0.7%
Georgetown County Environmental Improvement, International Paper
Series A (AMT)
5.550%, 12/01/2029	—	—	700	539	700	539
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance
Series A
6.125%, 08/01/2023	—	—	1,250	1,192	1,250	1,192
Series C, Pre-refunded 08/01/2013 @ 100
6.375%, 08/01/2034 ¯	—	—	1,115	1,265	1,115	1,265
6.375%, 08/01/2034 ¯	—	—	135	155	135	155

	—	—	3,200	3,151	3,200	3,151

General Obligations - 0.6%
South Carolina Infrastructure
3.000%, 10/01/2024	—	—	3,000	2,523	3,000	2,523

	—	—	6,200	5,674	6,200	5,674

South Dakota - 3.7%
Revenue Bonds - 3.4%
Sioux Falls, Dow Rummel Village Project
Series A, Pre-refunded 11/15/2012 @ 100
6.625%, 11/15/2023 ¯	—	—	2,270	2,645	2,270	2,645
South Dakota Economic Development Finance Authority, Pooled Loan DTS Project
Series A (AMT)
5.500%, 04/01/2019	—	—	1,055	1,036	1,055	1,036
South Dakota Economic Development Finance Authority, Pooled Loan Program - Davis Family
Series 4-A (AMT)
6.000%, 04/01/2029	—	—	1,400	1,376	1,400	1,376
South Dakota Economic Development Finance Authority, Pooled Loan Program - Spearfish Forest
Series A (AMT)
5.875%, 04/01/2028	—	—	2,000	1,950	2,000	1,950
South Dakota Health & Educational Facilities Authority, Vocational Education Program
(AGTY)
5.500%, 08/01/2038	—	—	7,000	7,084	7,000	7,084
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2031	—	—	1,250	1,044	1,250	1,044

	—	—	14,975	15,135	14,975	15,135

Certificates of Participation - 0.3%
Deadwood
(ACA)
5.000%, 11/01/2020	—	—	1,500	1,214	1,500	1,214

	—	—	16,475	16,349	16,475	16,349

Tennessee - 1.6%
Revenue Bonds - 1.4%
Johnson City Health & Educational Facilities Board
Series A, Pre-refunded 07/01/2012 @ 103
7.500%, 07/01/2025 ¯	100	113	—	—	100	113
Johnson City Health & Educational Facilities Board, Mountain States Health
Series A, Pre-refunded 07/01/2012 @ 103
7.500%, 07/01/2033 ¯	—	—	2,500	2,834	2,500	2,834
Shelby County Health, Educational, & Housing Facilities Board, Methodist Healthcare
Pre-refunded 09/01/2012 @ 100
6.500%, 09/01/2021 ¯	—	—	1,125	1,293	1,125	1,293
6.500%, 09/01/2021 ¯	—	—	1,875	2,155	1,875	2,155

	100	113	5,500	6,282	5,600	6,395

General Obligations - 0.2%
Shelby County	—	—	1,000	1,113	1,000	1,113

5.000%, 04/01/2020	100	113	6,500	7,395	6,600	7,508

Texas - 13.5%
Revenue Bonds - 11.1%
Abilene Health Facilities Development, Sears Methodist Retirement Project
5.875%, 11/15/2018	—	—	500	427	500	427
Series A
5.875%, 11/15/2018	—	—	2,500	2,135	2,500	2,135
7.000%, 11/15/2033	—	—	4,000	3,072	4,000	3,072
Bexar County Housing Finance Corporation, American Opportunity Housing
Series A (NATL)
5.800%, 01/01/2031	—	—	2,000	1,452	2,000	1,452

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Brazos County Health Facilities, Franciscan Services Corporation, St. Joseph Regional
5.000%, 01/01/2023	—	—	3,635	3,231	3,635	3,231
Crawford Education Facilities, University of St. Thomas Project
5.250%, 10/01/2022	—	—	1,300	1,170	1,300	1,170
5.375%, 10/01/2027	—	—	1,750	1,524	1,750	1,524
Dallas Area Rapid Transit Sales Tax, Senior Lien
5.000%, 12/01/2018	—	—	2,000	2,241	2,000	2,241
Harris County Health Facilities Development Corporation, Hospital Revenue, Memorial Hermann Healthcare System
Series B
7.250%, 12/01/2035	—	—	2,000	2,144	2,000	2,144
Lubbock Educational Facilities Authority, Lubbock Christian University
5.125%, 11/01/2027	—	—	1,000	819	1,000	819
5.250%, 11/01/2037	—	—	2,500	1,929	2,500	1,929
North Texas Tollway Revenue, First Tier
Series E-3, Mandatory Put 01/01/2016 @ 100
5.750%, 01/01/2038	—	—	4,500	4,563	4,500	4,563
Red River Authority Sewer & Solidwaste Disposal, Excel Corporation Project
(AMT)
6.100%, 02/01/2022	—	—	3,775	3,684	3,775	3,684
San Antonio Electric & Gas
5.000%, 02/01/2025	—	—	4,000	4,167	4,000	4,167
Series A
5.250%, 02/01/2025	—	—	10,000	10,658	10,000	10,658
San Marcos Waterworks & Wastewater Systems
(FSA)
5.000%, 08/15/2026	—	—	1,000	1,025	1,000	1,025
Tarrant County Cultural Education Retirement Facilities, Northwest Senior Housing Edgemere Project
Series A
6.000%, 11/15/2026	—	—	1,600	1,350	1,600	1,350
Travis County Health Facilities, Querencia Barton Creek Project
5.500%, 11/15/2025	—	—	1,300	884	1,300	884
5.650%, 11/15/2035	—	—	4,100	2,657	4,100	2,657

	—	—	53,460	49,132	53,460	49,132

General Obligations - 2.4%
Fort Bend Independent School District
Escrowed to Maturity (PSFG)
5.000%, 02/15/2014 ¥	—	—	500	566	500	566
Humble Independent School District
Series A (AGTY)
5.250%, 02/15/2022	—	—	2,635	2,828	2,635	2,828
San Marcos Certificates of Obligation
(FSA)
5.000%, 08/15/2025	—	—	1,000	1,037	1,000	1,037
5.000%, 08/15/2027	—	—	1,000	1,025	1,000	1,025
Texas Transportation Commission, Mobility Fund
5.000%, 04/01/2028	—	—	5,000	5,167	5,000	5,167

	—	—	10,135	10,623	10,135	10,623

	—	—	63,595	59,755	63,595	59,755

Utah - 1.1%
Revenue Bonds - 1.1%
Intermountain Power Agency, Utah Power Supply
Series A (AMBAC)
6.500%, 07/01/2011	—	—	365	395	365	395
Series A, Escrowed to Maturity (AMBAC)
6.500%, 07/01/2011 ¥	—	—	635	704	635	704
Uintah County Municipal Building Authority, Lease Revenue
5.500%, 06/01/2037	—	—	4,000	3,856	4,000	3,856

	—	—	5,000	4,955	5,000	4,955

Vermont - 0.2%
Revenue Bonds - 0.2%
Vermont Economic Development Authority, Wake Robin Corporation Project
Series A
5.250%, 05/01/2026	—	—	1,000	743	1,000	743

Virginia - 0.2%
Revenue Bonds - 0.2%
Arlington County Industrial Development Authority, Berkeley Apartments
(AMT) (FNMA)
5.850%, 12/01/2020	—	—	1,000	1,036	1,000	1,036

Washington - 0.2%
Revenue Bond - 0.2%
Washington Public Power Supply System, Nuclear Project #3
Series B
7.125%, 07/01/2016	—	—	600	745	600	745

First American Tax Free Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	Arizona Tax Free Fund, Target Fund		Tax Free Fund, Aquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Wisconsin - 1.7%
Revenue Bonds - 1.7%
Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospitals
Series A
6.750%, 08/15/2034	—	—	2,000	1,516	2,000	1,516
Wisconsin Health & Educational Facilities Authority, Children’s Hospital of Wisconsin
5.250%, 08/15/2024	—	—	2,000	2,022	2,000	2,022
Wisconsin Health & Educational Facilities Authority, Eastcastle Place Income Project
6.000%, 12/01/2024	—	—	1,000	798	1,000	798
Wisconsin Health & Educational Facilities Authority, New Castle Place Project
Series A
7.000%, 12/01/2031	—	—	2,000	1,662	2,000	1,662
Wisconsin Health & Educational Facilities Authority, Southwest Health Center
Series A
6.250%, 04/01/2034	—	—	2,000	1,403	2,000	1,403

	—	—	9,000	7,401	9,000	7,401

Wyoming - 0.7%
Revenue Bonds - 0.7%
Teton County Hospital District, St. John’s Medical Center
6.750%, 12/01/2022	—	—	2,100	1,889	2,100	1,889
6.750%, 12/01/2027	—	—	1,500	1,259	1,500	1,259

	—	—	3,600	3,148	3,600	3,148

Total Municipal Bonds (Cost $22,540 and $444,930, respectively)	22,591	21,397	454,746	409,676	477,337	431,073

Short-Term Investment - 3.2%
Money Market Fund - 3.2%
Federated Arizona Municipal Money Market Fund	457,236	457	—	—	457,236	457
First American Tax Free Obligations Fund					—	—
Class Z**	—	—	13,678,627	13,679	13,678,627	13,679

Total Short-Term Investments (Cost $457 and $13,679, respectively)	457,236	457	13,678,627	13,679	14,135,863	14,136

Total Investments - 100.7% (Cost $458,609)		21,854		423,355		445,209

Other Assets and Liabilities, Net - (0.7)%		386		(3,589)		(3,203)

Total Net Assets 100.0%		$22,240		$419,766		$442,006

¯	Pre-refunded issues are typically backed by U.S. government obligations, whch secure the timely payment of prinicpal and interest. These bonds mature at the call date and price indicated.

*	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

€	Security purchased on a when-issued basis.

¥	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

**	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund.

¶	Convertible Capital Appreciation Bonds (Convertible CABs) - These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which timethe bonds start to accrue and pay interest on a semiannual basis until final maturity.

ACA - ACA Financial Guaranty Corporation

AGTY - Assured Guaranty

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Corporation

FHA - Federal Housing Administration

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

GTY - Guaranty Agreement

NATL - National Public Finance Guarantee Corporation

PSFG - Permanent School Fund Guarantee

RAAI - Radian Asset Assurance Inc.

SGI - Syncora Guarantee Inc.

STAID - State Aid Withholding

VA - Veterans Administration

VEREX - Verex Assurance

First American Arizona Tax Free Fund

First American Tax Free Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

June 30, 2009 (000’s omitted)

1.	Basis of Combination

The accompanying Unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Statements of Operations and Schedule of Investments (“Pro Forma Financial Statements”) reflect the accounts of Tax Free Fund (the “Acquiring Fund”) and Arizona Tax Free Fund (the “Acquired Fund”) offered by First American Investment Funds, Inc. The Acquiring Fund and the Acquired Fund are each referred to herein as a “Fund.” The Statement of Assets and Liabilities and Schedule of Investments reflect Fund information as if the proposed reorganization occurred as of June 30, 2009. The Statement of Operations reflects Fund information as if the proposed reorganization were in effect for the twelve month period ended June 30, 2009. Theses statements have been derived from the respective statements of assets and liabilities, including the schedules of investments, of the Acquiring Fund and the Acquired Fund as of June 30, 2009.

The Plan of Reorganization provides that at the time the reorganization becomes effective all of the assets and liabilities of the Acquired Fund will become assets and liabilities of the Acquiring Fund. In exchange for the transfer of assets and liabilities, the Acquiring Fund will issues to the Acquired Fund full and fractional shares of the designated share class of the Acquiring Fund, and the Acquired Fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the Acquiring Fund so issues will be in equal value to the full and fractional shares of the Acquired Fund that are outstanding immediately prior to the Effective Time of the reorganization. At and after the Effective Time of the reorganization, all debts, liabilities and obligations of the Acquired Fund will attach to the Acquiring Fund and may thereafter be enforced against the Acquiring Fund to the same extent as if the Acquiring Fund had incurred them. The Pro Forma Financial Statements give the effect to the proposed transfer described above.

The Pro Forma Financial Statements reflect the combined results of operations of the Acquired and Acquiring Funds. However, should such reorganization be effected, the Statements of Operations of the Acquiring Fund will not be restated for pre-combination period results of the Acquired Fund. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Service Providers

FAF Advisors, Inc. (the “Advisor”), a subsidiary of U.S. Bank National Association (“U.S. Bank”), will serve as the combined fund’s investment advisor. FAF Advisors, Inc. will serve as the administrator and U.S. Bancorp Fund Services, LLC (“USBFS”) will serve as sub-administrator to the combined fund. U.S. Bancorp Fund Services, LLC will serve as the transfer agent, and U.S. Bank will serve as the custodian to the combined fund.

3.	Share Classes and Fees

The Acquiring Fund has Class A, Class C, and Class Y shares, which have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements. Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares may be subject to a contingent deferred sales charge of 1.00% for 12 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. More information on the classes of shares offered can be found in the Prospectus/Proxy Statement.

The investment advisory, investment advisory fee waivers and distribution fees have been charged to the combined Fund based on the fee schedule in effect for the Acquiring Fund at the combined level of average net assets for the periods ended June 30, 2009. The advisor intends to waive fees during the current fiscal year so that total Acquiring Fund operating expenses do not exceed 0.75%, 1.35% and 0.70%, respectively, for Class A, Class C and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Acquiring Fund’s board of directors.

The Pro Forma net asset values per share assume the issuance of Class A, Class C and Class Y shares of the Acquiring Fund which would have been issued at June 30, 2009 in connection with the proposed reorganization. Shareholders of the Acquired Fund would receive Class A, Class C and Class Y shares of the Acquiring Fund based on conversion ratios determined on June 30, 2009. The conversion ratios are calculated by dividing the net asset value of the Acquired Fund by the net asset value per share of the respective class of the Acquiring Fund.

4.	Pro Forma Adjustments and Pro Forma Combined Columns

The Pro Forma Combined Statements of Operations assume similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity.

5.	Portfolio Valuation, Securities Transactions and Related Income

Securities are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. For financial reporting purposes, security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income, including amortization of bond premium and discount, and expenses are recorded on an accrual basis.

6.	Merger Costs

All costs associated with the reorganization will be paid by the Advisor.

PART C

FORM N-14

OTHER INFORMATION

Item 15.	Indemnification.

The Registrant’s Articles of Incorporation and Bylaws provide that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person who, at the request of the Registrant, serves or served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys’ and accountants’ fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the General Corporation Law of the State of Maryland or the Investment Company Act of 1940 (the “1940 Act”). The Registrant’s Articles of Incorporation and Bylaws further provide that no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, as amended, and will be governed by the final adjudication of

1

such issue. The Registrant maintains officers’ and directors’ liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons’ duties as officers and directors.

Item 16.	Exhibits.

(1)(a)	Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 033-16905, 811-05309)).

(1)(b)	Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 033-16905, 811-05309)).

(1)(c)	Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54, Filed on June 27, 2001 (File Nos. 033-16905, 811-05309)).

(1)(d)	Articles Supplementary, designating new series (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 033-16905, 811-05309)).

(1)(e)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 033-16905, 811-05309)).

(1)(f)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 66, Filed on January 28, 2003 (File Nos. 033-16905, 811-05309)).

(1)(g)	Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares (Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 70, filed on June 30, 2004 (File nos. 033-16905, 811-05309)).

(1)(h)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 72, filed on September 24, 2004 (File Nos. 033-16905, 811-05309)).

(1)(i)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(1)(j)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(1)(k)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(1)(l)	Articles Supplementary designating new share classes (Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 93, filed on October 28, 2008 (File Nos. 033-16905, 811-05309)).

2

(1)(m)	Articles of Amendment filed January 9, 2009 (Incorporated by reference to Exhibit (a)(13) to Post Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(1)(n)	Articles of Amendment filed June 4, 2009 (Incorporated by reference to Exhibit (a)(14) to Post Effective Amendment No. 97, filed on August 28, 2009 (File Nos. 033-16905, 811-05309)).

(1)(o)	Articles Supplementary designating new series and new share classes filed June 23, 2009 (Incorporated by reference to Exhibit (a)(15) to Post Effective Amendment No. 97, filed on August 28, 2009 (File Nos. 033-16905, 811-05309)).

(1)(p)	Articles Supplementary designating new series and new share class filed September 17, 2009 (Incorporated by reference to Exhibit (a)(16) to Post Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(1)(q)	Form of Articles of Amendment.*

(2)	Bylaws, as amended (Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization – constitutes Appendix A to Part A hereof.

(5)	Not applicable.

(6)(a)	Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(6)(b)	Assignment and Assumption Agreement dated May 2, 2001, relating to assignment of Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(6)(c)	Amendment to Investment Advisory Agreement dated May 3, 2007 relating to authority to appoint a sub-advisor to any series of the Registrant (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(6)(d)	Exhibit A to Investment Advisory Agreement, effective September 16, 2009 (Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(6)(e)	Expense Limitation Agreement between Registrant and FAF Advisors, Inc., dated February 27, 2009, effective through February 28, 2010, with respect to certain Equity Funds (Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

3

(6)(f)	Expense Limitation Agreement between Registrant and FAF Advisors, Inc. dated September 16, 2009, effective through February 28, 2011, with respect to Global Tactical opportunities Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(6)(g)	Expense Limitation and Fee Reimbursement Agreement between Registrant and FAF Advisors, Inc., dated October 28, 2009, effective through October 31, 2010, with respect to certain Bond Funds (Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(6)(h)	Sub-Advisory Agreement dated November 27, 2006, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(6)(i)	Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(j)	Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(12) to Post Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(6)(k)	Amendment to Sub-Advisory Agreement dated November 3, 2008, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Fund (Incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(6)(l)	Sub-Advisory Agreement dated February 22, 2007, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(m)	Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(n)	Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(13) to Post Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(6)(o)	Amendment to Sub-Advisory Agreement dated November 3, 2008, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Fund (Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

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(6)(p)	Sub-Advisory Agreement dated November 27, 2006, by and between FAF Advisors, Inc. and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(6)(q)	Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(r)	Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(14) to Post Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(7)(a)	Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective July 1, 2007 (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(7)(b)	Fee Limitation Agreement between Registrant and Quasar Distributors, LLC, dated October 28, 2009, effective through October 31, 2010, with respect to certain Bond Funds (Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(7)(c)	Form of Dealer Agreement (Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(8)(a)	Deferred Compensation Plan for Directors dated January 1, 2000, as amended December 2008 (Incorporated by reference to Exhibit (f)(1) to Post-Effective Amendment No. 95, filed February 27, 2009 (File Nos. 033-16905, 811-05309)).

(8)(b)	Deferred Compensation Plan for Directors, Summary of Terms as Amended December 2008 (Incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 95, filed February 27, 2009 (File Nos. 033-16905, 811-05309)).

(9)(a)	Custody Agreement dated July 1, 2006, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(9)(b)	Amendment to Custody Agreement dated July 1, 2007, by and between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(9)(c)	Exhibit C effective September 15, 2009, to Custody Agreement dated July 1, 2006 (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(9)(d)	Exhibit D effective December 5, 2006 to Custody Agreement dated July 1, 2006 (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

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(9)(e)	Custodian Agreement dated July 1, 2005, by and between Registrant and State Street Bank and Trust Company with respect to International Fund (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(9)(f)	Letter Amendment dated November 21, 2006 to the Custodian Agreement dated July 1, 2005 by and between Registrant and State Street Bank and Trust Company with respect to International Select Fund (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(9)(g)	Letter Amendment dated December 6, 2007 to the Custodian Agreement dated July 1, 2005 by and between Registrant and State Street Bank and Trust Company with respect to Global Infrastructure Fund (Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(9)(h)	Amendment to Custodian Agreement dated June 19, 2008, by and between Registrant and State Street Bank and Trust Company with respect to compensation (Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(10)(a)	Amended and Restated Distribution and Service Plan for Class A, B, C, and R shares, effective September 19, 2006 (Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(10)(b)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective September 16, 2009 (Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(11)	Opinion and Consent of Dorsey & Whitney LLP as to the legality of the securities being registered.*

(12)	Opinion and Consent of Dorsey & Whitney LLP supporting the tax matters discussed in the prospectus.**

(13)(a)	Administration Agreement dated July 1, 2006, by and between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(13)(b)	Schedule A to Administration Agreement dated July 1, 2006 between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(13)(c)	Sub-Administration Agreement dated July 1, 2005, by and between FAF Advisors, Inc. and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(13)(d)	Transfer Agent and Shareholder Servicing Agreement dated September 19, 2006, by and among Registrant, U.S. Bancorp Fund Services, LLC, and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

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(13)(e)	Exhibit A to Transfer Agent and Shareholder Servicing Agreement effective April 1, 2007 (Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 92, filed on September 3, 2008 (File Nos. 033-16905, 811-05309)).

(14)	Consent of Ernst & Young LLP with respect to financial statements of Registrant.*

(15)	Not applicable.

(16)	Power of Attorney dated September 16, 2009.*

(17)(a)	Form of Proxy for Special Meeting of Shareholders of Arizona Tax Free Fund to be held on January 14, 2010.*

(17)(b)	First American Arizona Tax Free Fund Prospectus, dated October 28, 2009 (Incorporated by reference to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(17)(c)	First American Investment Funds, Inc. Statement of Additional Information (relating to Tax Free and Bond Funds)(SAI), dated October 28, 2009 (Incorporated by reference to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(17)(d)	First American Funds 2009 Annual Report – Tax Free Income Funds, dated June 30, 2009 (Incorporated by reference to Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR, filed on August 28, 2009 (File No. 811-05309)).

*	Filed herewith.

**	To be filed by amendment.

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to the Registration Statement for the purpose of including Exhibit 12, Opinion and Consent of Dorsey & Whitney LLP regarding tax matters, within a reasonable time after closing of the Reorganization.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, and the State of Minnesota on the 2nd day of November, 2009.

FIRST AMERICAN INVESTMENT FUNDS, INC.

By:	/s/ Thomas S. Schreier, Jr.
Name:	Thomas S. Schreier, Jr.
Title:	President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title

/s/ Thomas S. Schreier, Jr. Thomas S. Schreier, Jr.	President	November 2, 2009

/s/ Charles D. Gariboldi, Jr. Charles D. Gariboldi, Jr.	Treasurer (principal financial/accounting officer)	November 2, 2009

/s/ * Virginia L. Stringer Virginia L. Stringer	Chair of the Board and Director	November 2, 2009

/s/ * Benjamin R. Field III Benjamin R. Field III	Director	November 2, 2009

/s/ * Roger A. Gibson Roger A. Gibson	Director	November 2, 2009

/s / * Victoria J. Herget Victoria J. Herget	Director	November 2, 2009

/s / * John P. Kayser John P. Kayser	Director	November 2, 2009

/s/ * Leonard W. Kedrowski Leonard W. Kedrowski	Director	November 2, 2009

/s/ * Richard K. Riederer Richard K. Riederer	Director	November 2, 2009

/s/ * Joseph D. Strauss Joseph D. Strauss	Director	November 2, 2009

/s/ * James M. Wade James M. Wade	Director	November 2, 2009

*By	/s/ Michael W. Kremenak	November 2, 2009
Michael W. Kremenak
Attorney-in-Fact

*	Pursuant to power of attorney filed herewith.

Exhibit Index

Exhibit Number	Name of Exhibit

(1)(q)	Form of Articles of Amendment

(11)	Opinion and Consent of Dorsey & Whitney LLP

(14)	Consent of Ernst & Young LLP

(16)	Power of Attorney

(17)(a)	Form of Proxy for Special Meeting of Shareholders of Arizona Tax Free Fund